CUTLER EMERGING MARKETS FUND
Ticker: CUTDX

The Cutler Emerging Markets Fund seeks current income and
 long-term capital appreciation.

Prospectus

July 1, 2015

The Securities and Exchange Commission has not approved or disapproved the Fund’s shares or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Risk/Return Summary	3
Investment Objective, Principal Investment Strategies and Principal Risks	11
Management	17
The Adviser	17
Portfolio Managers	17
Other Service Providers	19
Shareholder Services Plan	19
Your Account	19
How to Contact the Fund	19
General Information	20
Buying Shares	22
Exchanging Shares	24
Investment Procedures	25
Selling Shares	26
Frequent Purchases and Redemptions of Fund Shares	30
Other Information	31
Distributions	31
Federal Taxes	31
Organization	33
Financial Highlights	33
Privacy Notice	34
For More Information	back cover

RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE

The investment objective of the Cutler Emerging Markets Fund (the “Fund”) is current income and long-term capital appreciation.

FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases	None
Redemption Fee	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%
Service Fees	0.25%
Other Expenses (1)	3.09%
Total Annual Fund Operating Expenses	4.19%
Fee Waivers and Expense Reimbursements (2)	2.64%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements (2)	1.55%

(1)	Other Expenses are based on estimated amounts for the Fund’s current fiscal year.
(2)	The Fund’s investment adviser, Cutler Investment Counsel, LLC (the “Adviser”), has contractually agreed, until July 1, 2016, to waive its management fees and to pay the Fund’s operating expenses to the extent necessary to limit Annual Fund Operating Expenses to an amount not exceeding 1.55% of the Fund’s average daily net assets. Management fee waivers and operating expenses paid by the Adviser are subject to repayment by the Fund for a period of 3 years after such fees and expenses were incurred, provided that the repayments do not cause Annual Fund Operating Expenses to exceed the foregoing expense limitation. Annual Fund Operating Expenses exclude brokerage costs, taxes, interest, acquired fund fees and expenses and extraordinary expenses. Prior to July 1, 2016, the expense limitation agreement may be modified or terminated only with approval by the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$158	$1,032

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. The Fund’s portfolio turnover rate is not shown because the Fund has not commenced operations as of the date of this Prospectus.

PRINCIPAL INVESTMENT STRATEGIES

In seeking to meet its investment objective, under normal conditions, at least 80% of the Fund’s assets will be invested in a diversified portfolio of securities of issuers whose principal activities are in, or economically tied to, emerging markets countries selected in accordance with the Adviser’s long standing dividend focused investment philosophy. For purposes of this policy, “assets” shall mean net assets plus the amount of any borrowings for investment purposes (although the Fund is not currently authorized by the Board of Trustees to do so). Securities in which the Fund invests include common stocks, preferred stocks, American Depositary Receipts (“ADRs”) and exchange-traded funds (“ETFs”). The Fund considers “emerging markets” generally to include any country defined or classified currently or in the future as an emerging market by the Morgan Stanley Capital International (“MSCI”) Emerging Markets Index but may include other countries in the discretion of the Adviser.

The Adviser will manage Fund in accordance with the Adviser’s dividend focused investment philosophy with appropriate adjustments for emerging market economies, sectors and securities. The Adviser chooses investments based on its judgment of fundamental value, which emphasizes companies that the

Adviser judges to have favorable dividend yields and growth prospects relative to comparable companies. Factors deemed particularly relevant in determining fundamental value include:

•	earnings

•	dividend and market price histories

•	balance sheet characteristics

•	perceived management skills

In selecting investments for the Fund, the Portfolio Managers, based upon their experience with and analysis of emerging markets economies, sectors and securities, will take into account the various opportunities presented by companies in rapidly growing emerging markets and the correlative risks presented by emerging markets securities.

The Fund typically invests in stocks of companies that have a total market capitalization of at least $5 billion and, in the Adviser’s opinion, have institutional ownership that is sufficiently broad to provide adequate liquidity suitable to the Fund’s holdings. The Fund normally expects that its assets will be invested in multiple emerging market countries, industries and market sectors.

The Adviser uses both “top-down” and “bottom-up” approaches, and investment selections are made using a fundamental approach. Top-down research involves the study of economic trends in emerging market economies, such as the fluctuation in interest or unemployment rates. These factors help to identify countries, industries and sectors with the potential to outperform as a result of major economic developments. Bottom-up research involves detailed analysis of specific companies. Important factors include industry characteristics, profitability, growth dynamics, industry positioning, strength of management, valuation and expected return for the foreseeable future. Particular attention is paid to a company’s ability to pay or increase its current dividend.

The Fund may use ETFs in certain situations to gain access to a broader exposure to a specific emerging stock market without purchasing a large number of individual securities. The Fund may invest in ETFs that have a total market capitalization and which invest in securities with a market capitalization of any size. The Fund may invest both in ADRs, which are listed on domestic stock exchanges, as well as directly in common stock traded on foreign exchanges. The Fund may invest in securities of both U.S. and non-U.S. issuers, which can be both U.S. dollar-based and non-U.S. dollar-based.

The Fund may, but is not required to, hedge against currency risk through the use of forward foreign currency contracts which are entered into directly with dealers.

The Adviser will sell securities for any one of four possible reasons:

•	When another company is found by the Adviser to have a higher current dividend yield or better potential for capital appreciation and dividend growth.

•	If the industry moves in an unforeseen direction that negatively impacts the positioning of a particular investment or if the company’s strategy, execution or industry positioning itself deteriorates. The Adviser develops specific views on how industries are likely to evolve and how individual companies will participate in industry growth and change.

•	If the Adviser believes that a company’s management is not acting in a forthright manner.

•	If the Adviser believes that a country’s significant geopolitical concerns raise cause for concern for a particular issuer.

PRINCIPAL RISKS

An investment in the Fund is subject to investment risks; therefore you may lose money by investing in the Fund. There is no assurance that the Fund will achieve its investment objective. The Fund’s net asset value and total return will fluctuate based upon changes in the value of its portfolio securities. Upon redemption, an investment in the Fund may be worth less than its original cost. The Fund, by itself, does not provide a complete investment program.

Foreign Investment Risk

Investments in foreign securities involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, less efficient trade settlement practices, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers. Foreign stock markets may also be less liquid and more volatile than U.S. stock markets.

Emerging Markets Risk

The economies of emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. The governments of emerging market countries may be less stable than the governments of more developed countries. Countries in the emerging markets generally have less developed securities markets or exchanges, and less developed legal and accounting systems, reduced availability of public information, and lack of uniform financial reporting and regulatory practices, which in turn may adversely impact the Fund’s ability to calculate accurately the intrinsic value of the securities. Securities of emerging market companies may be less liquid and more volatile than securities in countries with more mature markets. The value of emerging market currencies may fluctuate more than the currencies of countries with more mature markets. Investments in emerging market countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of a company’s assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Investments in securities of issuers in emerging market countries may be considered speculative and higher risk.

Currency Risk

Because the Fund holds securities valued in foreign currencies and holds foreign currencies when it purchases and sells foreign securities, changes in exchange rates will impact the value of the Fund’s assets. Thus, investments in foreign securities involve currency risk, which is the risk that the values of the foreign securities and other assets denominated in foreign currencies will decrease due to adverse changes in the value of the U.S. dollar relative to the value of foreign currencies.

Forward foreign currency contracts involve the risk of loss due to the imposition of exchange controls by a foreign government, the delivery failure or default by the other party to the transaction, or the inability of the Fund to close out a position if the trading market becomes illiquid. There can be no assurance that any currency hedging transactions will be successful, and the Fund may suffer losses from these transactions.

Stock Market Risk

Among other things, the market value of any security in which the Fund may invest is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measures of the issuer’s worth.

The Fund may be an appropriate investment if you are seeking long-term growth in your investment and are willing to tolerate significant fluctuations in the value of your investment in response to changes in the market value of the stocks the Fund holds. This type of market movement may affect the price of the securities of a single issuer, a segment of the foreign stock markets or the entire market. The investment style utilized for the Fund could fall out of favor with the market.

ETF Risk

An investment in an ETF generally presents the same primary risks as an investment in a conventional investment company, including the risk that the general level of security prices owned by the ETF may decline, thereby affecting the value of the shares of the ETF. In addition, ETFs are subject to certain risks that do not apply to conventional open-end mutual funds, including the risk that the market price of an ETF’s shares may trade at a discount to its net asset value, or that an active trading market for an ETF’s shares may not be developed or maintained. An ETF is also subject to the risks of the underlying securities it holds or sectors that the ETF is designed to track. When the Fund invests in an ETF, Fund shareholders will indirectly pay a proportionate share of the management fee and operating expenses of the ETF, in addition to the Fund’s direct fees and expenses.

Management Risk

The Fund is actively managed, and therefore it is subject to the risk that the investment strategies, techniques and risk analyses employed by the Adviser and may not produce the desired results. Poor security selection could cause the Fund’s return to be lower than anticipated.

Large-Cap Company Risk

The Fund may invest in large-capitalization (“large-cap”) companies. Large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended period of economic expansion.

Mid-Cap Company Risk

The Fund may invest in mid-capitalization (“mid-cap”) companies. Mid-cap companies often involve higher risks than large-cap companies because these companies may lack the financial resources, product diversification and competitive strengths of larger companies. In addition, the frequency and volume of the trading of securities of mid-cap companies is substantially less than is typical of larger companies. Therefore, the securities of mid-cap companies may be subject to greater price fluctuations. Mid-cap companies also may not be widely followed by investors, which can lower the demand for their stock.

New Fund Risk

The Fund was formed in 2015 and has no operating history. Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy or growing to an economically viable size. In addition, the Fund may not have access to all emerging markets, as trading relationships may not have been established.

In summary, but not inclusive of all possible risks, you could lose money on your investment in the Fund, or the Fund could underperform other investments, if any of the following occurs:

•	The stock market goes down

•	The stock market undervalues the stocks in the Fund’s portfolio

•	The Adviser’s judgment as to the value of the Fund’s stocks proves to be mistaken

PERFORMANCE SUMMARY

The Fund is new and does not have a performance history for a full calendar year to report. When the Fund has completed a full calendar year of operations, this section will include information which an investor would find useful in evaluating the risks of investing in the Fund, such as information that shows the Fund’s performance from year to year and how the Fund’s average annual returns for certain periods compare with those of a broad-based securities market index. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current to the most recent month end, is available by calling 1-888-CUTLER4 (1-888-288-5374).

MANAGEMENT OF THE FUND

Investment Adviser

Cutler Investment Counsel, LLC

Portfolio Managers

Matthew C. Patten, Erich M. Patten and Xavier J. Urpi, are primarily responsible for the day-to-day management of the portfolio of the Fund. Matthew Patten is an Investment Committee Member and Portfolio Manager of the Adviser and has been Co-Portfolio Manager of the Fund since the Fund’s July 2015 inception. Erich Patten is an Investment Committee Member, Portfolio Manager and Chief Investment Officer of the Adviser and has been Co-Portfolio Manager of the Fund since the Fund’s July 2015 inception. Mr. Xavier Urpi is an Investment Committee Member, Portfolio Manager and Director of Fixed Income of the Adviser and has been Portfolio Manager of the Fund since the Fund’s July 2015 inception.

PURCHASE AND SALE OF FUND SHARES

Minimum Initial Investment

$2,500 ($2,000 for IRA)

Minimum Subsequent Investment

No minimum ($100 for Systematic Investment Plans)

General Information

You may purchase or redeem (sell) shares of the Fund on each day that the New York Stock Exchange is open for business. You may initiate transactions to purchase or redeem (sell) shares of the Fund by written request, by telephone or through your financial intermediary.

TAX INFORMATION

The Fund’s distributions are generally taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. If you are investing through a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from such arrangement.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS

INVESTMENT OBJECTIVES

The investment objective of the Fund is current income and long-term capital appreciation. The Fund’s investment objective may be changed by the Trust’s Board without shareholder approval upon at least 60 days prior written notice to shareholders.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

In seeking to meet its investment objective, under normal conditions, at least 80% of the Fund’s assets will be invested in a diversified portfolio of securities of issuers whose principal activities are in, or economically tied to, emerging markets countries selected in accordance with the Adviser’s long standing dividend focused investment philosophy. The Fund’s shareholders will be provided with at least 60 days’ prior notice of any change to this policy. For purposes of this policy, “assets” shall mean net assets plus the amount of any borrowings for investment purposes (although the Fund is not currently authorized by the Board of Trustees to do so). Securities in which the Fund invests include common stocks, preferred stocks, ADRs and ETFs. The Fund considers “emerging markets” generally to include any country defined or classified currently or in the future as an emerging market by the MSCI Emerging Markets Index but may include other countries at the Adviser’s discretion. For purposes of the Fund’s investments, a determination is made by the Adviser that an issuer’s principal activities are in an emerging market country or that an issuer is economically tied to an emerging market country by utilizing the MSCI Global Classification. The MSCI Global Classification, in general, looks at the country of incorporation and where the securities are primarily listed. However, in some situations additional factors are also considered in the MSCI Global Classification, such as: the geographic distribution of the issuer’s operations (in terms of assets and production); the location of its headquarters; and the country in which investors consider the issuer to be most appropriately classified. Such a determination by the Adviser can also be based, in whole or in part, on classifications under the MSCI Emerging Markets Economic Exposure Index, which is designed to reflect the performance of companies with a significant exposure to a particular country, regardless of domicile.

The Adviser will manage Fund in accordance with the Adviser’s dividend focused investment philosophy with appropriate adjustments for emerging market economies, sectors and securities. The Adviser chooses investments based on its judgment of fundamental value, which emphasizes companies that the

Adviser judges to have favorable dividend yields and growth prospects relative to comparable companies. Factors deemed particularly relevant in determining fundamental value include:

•	earnings

•	dividend and market price histories

•	balance sheet characteristics

•	perceived management skills

In selecting investments for the Fund, the Portfolio Managers, based upon their experience with and analysis of emerging markets economies, sectors and securities, will take into account the various opportunities presented by companies in rapidly growing emerging markets and the correlative risks presented by emerging markets securities.

Changes in economic and political outlooks, as well as corporate developments affecting individual companies, can influence specific security prices. The Fund typically invests in stocks of companies that have a total market capitalization of at least $5 billion and, in the Adviser’s opinion, have institutional ownership that is sufficiently broad to provide adequate liquidity suitable to the Fund’s holdings. The Fund normally expects that its assets will be invested in multiple emerging market countries, industries and market sectors. Examples of emerging market countries in which the Fund seeks to invest include: Brazil, China, South Korea, South Africa, Malaysia and Taiwan.

The Adviser uses both “top-down” and “bottom-up” approaches, and investment selections are made using a fundamental approach. Top-down research involves the study of economic trends in emerging market economies, such as the fluctuation in interest or unemployment rates. These factors help to identify countries, industries and sectors with the potential to outperform as a result of major economic developments. Bottom-up research involves detailed analysis of specific companies. Important factors include industry characteristics, profitability, growth dynamics, industry positioning, strength of management, valuation and expected return for the foreseeable future. Particular attention is paid to a company’s ability to pay or increase its current dividend.

The Fund may use ETFs in certain situations to gain access to a broader exposure to a specific emerging stock market without purchasing a large number of individual securities. Such ETFs will typically hold a portfolio of securities designed to track the performance of a particular index or market sector. ETFs differ from traditional mutual funds in that their shares are listed on a securities exchange and can be traded intraday. The Fund may invest in ETFs that have a total market capitalization and which invest in securities with a market capitalization of any size. The Fund may invest both in ADRs, which are listed on domestic stock exchanges, as well as directly in common stock traded on foreign exchanges. The Fund may invest in securities of both U.S. and non-U.S. issuers, which can be both U.S. dollar-based and non-U.S. dollar-based.

The Fund may, but is not required to, hedge against currency risk through the use of forward foreign currency contracts which are entered into directly with dealers. A forward foreign currency contract is an obligation to purchase or sell a specified currency at a future date which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price established at the time of the contract.

The Adviser will sell securities for any one of four possible reasons:

•	When another company is found by the Adviser to have a higher current dividend yield or better potential for capital appreciation and dividend growth.

•	If the industry moves in an unforeseen direction that negatively impacts the positioning of a particular investment or if the company’s strategy, execution or industry positioning itself deteriorates. The Adviser develops specific views on how industries are likely to evolve and how individual companies will participate in industry growth and change.

•	If the Adviser believes that a company’s management is not acting in a forthright manner.

•	If the Adviser believes that a country’s significant geopolitical concerns raise cause for concern for a particular issuer.

It is not the Fund’s intent to engage in active and frequent trading of its portfolio securities based upon price movements alone. However, the Fund’s rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when portfolio changes are deemed necessary or appropriate by the Adviser. Frequent trading could increase the amount of capital gains realized by the Fund and the Fund’s transaction costs, which could reduce the Fund’s performance. The Fund may hold cash or cash equivalents such as high quality, short-term money market instruments pending investment to retain flexibility in meeting redemptions and paying expenses.

Temporary Defensive Position. In order to respond to adverse market, economic, or other conditions, the Fund may assume a temporary defensive position and invest without limit in cash or prime cash equivalents. As a result, the Fund may be unable to achieve its investment objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund is subject to investment risks; therefore you may lose money by investing in the Fund. There is no assurance that the Fund will achieve its investment objective. The Fund’s net asset value and total return will fluctuate based upon changes in the value of its portfolio securities. Upon redemption, an investment in the Fund may be worth less than its original cost. The Fund, by itself, does not provide a complete investment program.

Foreign Investment Risk

Investments in foreign securities involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, less efficient trade settlement practices, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers. Foreign stock markets may also be less liquid and more volatile than U.S. stock markets.

Emerging Markets Risk

The economies of emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. The governments of emerging market countries may be less stable than the governments of more developed countries. Countries in the emerging markets generally have less developed securities markets or exchanges, and less developed legal and accounting systems, reduced availability of public information, and lack of uniform financial reporting and regulatory practices, which in turn may adversely impact the Fund’s ability to calculate accurately the intrinsic value of the securities. Securities of emerging market companies may be less liquid and more volatile than securities in countries with more mature markets. The value of emerging market currencies may fluctuate more than the currencies of countries with more mature markets. Investments in emerging market countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of a company’s assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Investments in securities of issuers in emerging market countries may be considered speculative and higher risk.

Currency Risk

Because the Fund holds securities valued in foreign currencies and holds foreign currencies when it purchases and sells foreign securities, changes in exchange rates will impact the value of the Fund’s assets. Thus, investments in foreign securities involve currency risk, which is the risk that the values of the foreign securities and other assets denominated in foreign currencies will decrease due to adverse changes in the value of the U.S. dollar relative to the value of foreign currencies. Additionally, emerging market countries may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income, or may impose fees for doing so. Such controls may also affect the value of the Fund’s holdings. Certain of the Fund’s foreign currency transactions may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency. In addition, the dividends payable on certain of the Fund’s foreign securities may be subject to foreign withholding taxes.

Forward foreign currency contracts involve the risk of loss due to the imposition of exchange controls by a foreign government, the delivery failure or default by the other party to the transaction, or the inability of the Fund to close out a position if the trading market becomes illiquid. There can be no assurance that any currency hedging transactions will be successful, and the Fund may suffer losses from these transactions.

Stock Market Risk

All investments made by the Fund have some risk. Among other things, the market value of any security in which the Fund may invest is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measures of the issuer’s worth.

The Fund may be an appropriate investment if you are seeking long-term growth in your investment and are willing to tolerate significant fluctuations in the value of your investment in response to changes in the market value of the stocks the Fund holds. This type of market movement may affect the price of the securities of a single issuer, a segment of the foreign stock markets or the entire market. The investment style utilized for the Fund could fall out of favor with the market.

ETF Risk

An investment in an ETF generally presents the same primary risks as an investment in a conventional investment company, including the risk that the general level of security prices owned by the ETF may decline, thereby affecting the value of the shares of the ETF. In addition, ETFs are subject to certain risks that do not apply to conventional open-end mutual funds, including the risk that the market price of an ETF’s shares may trade at a discount to its net asset value, or that an active trading market for an ETF’s shares may not be developed or maintained. An ETF is also subject to the risks of the underlying securities it holds or sectors that the ETF is designed to track. When the Fund invests in an ETF, Fund shareholders will indirectly pay a proportionate share of the management fee and operating expenses of the ETF, in addition to the Fund’s direct fees and expenses.

Management Risk

The Fund is actively managed, and therefore it is subject to the risk that the investment strategies, techniques and risk analyses employed by the Adviser and may not produce the desired results. Poor security selection could cause the Fund’s return to be lower than anticipated. Current income may be significant or very little, depending upon the Adviser’s portfolio selections for the Fund.

Large-Cap Company Risk

The Fund may invest in large-capitalization (“large-cap”) companies. Large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended period of economic expansion.

Mid-Cap Company Risk

The Fund may invest in mid-capitalization (“mid-cap”) companies. Mid-cap companies often involve higher risks than large-cap companies because these companies may lack the financial resources, product diversification and competitive strengths of larger companies. In addition, the frequency and volume of the trading of securities of mid-cap companies is substantially less than is typical of larger companies. Therefore, the securities of mid-cap companies may be subject to greater price fluctuations. Mid-cap companies also may not be widely followed by investors, which can lower the demand for their stock.

New Fund Risk

The Fund was formed in 2015 and has no operating history. Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy or growing to an economically viable size. In addition, the Fund may not have access to all emerging markets, as trading relationships may not have been established.

MANAGEMENT

The business of the Fund is managed under the direction of the Board of Trustees (the “Board”) of The Cutler Trust. The Board formulates the general policies of the Fund and meets periodically to review the Fund’s performance, monitor investment activities and practices and consider other matters affecting the Fund. Additional information regarding the Board, as well as the executive officers of The Cutler Trust, may be found in the Fund’s Statement of Additional Information (the “SAI”).

THE ADVISER

Cutler Investment Counsel, LLC (the “Adviser”), 525 Bigham Knoll, Jacksonville, Oregon 97530, serves as investment adviser to the Fund. The Adviser makes investment decisions for the Fund subject to the general oversight of the Board. The Adviser and its affiliated companies have provided investment management services since 1977.

For its investment advisory services to the Fund, the Adviser receives a fee equal to 0.85% of the Fund’s average daily net assets. The Adviser has entered into an Expense Limitation Agreement under which it has agreed to waive its investment advisory fees and to pay Fund expenses until July 1, 2016 to the extent necessary to limit annual ordinary operating expenses (excluding brokerage costs, taxes, interest, acquired fund fees and expenses and extraordinary expenses) to 1.55% of the Fund’s average daily net assets. Any such fee waivers by the Adviser, or payments by the Adviser of expenses which are the Fund’s obligation, are subject to repayment by the Fund, provided that the repayment does not cause the Fund’s ordinary operating expenses to exceed the expense limit, and provided further that the fees and expenses which are the subject of the repayment were incurred within 3 years of the repayment.

A discussion regarding the basis for the Board’s approval of the investment advisory agreement for the Fund will be available in the Fund’s first semi-annual report to shareholders. You may obtain a copy of the Fund’s semi-annual report, when available and without charge, upon request to the Fund.

PORTFOLIO MANAGERS

Matthew C. Patten, Erich M. Patten, and Xavier J. Urpi are the portfolio managers of the Fund and are responsible for the day-to-day investment policy, portfolio management and investment research for the Fund. Matthew Patten is responsible for the macro-economic analysis of the Fund, reviewing country weightings and sector exposure within the portfolio. Erich Patten analyzes which specific securities should be purchased or sold by the Fund and then reviews these specific securities with Matthew Patten to determine if they are consistent with his macro-economic analysis of the Fund. While Erich Patten executes the timing of all purchase and sell orders, no securities are bought or sold by Erich Patten without the concurrence of Matthew Patten. Xavier Urpi will also assist the portfolio management team in economic forecasting for various countries. Mr. Urpi has an extensive background in economic analysis, and currently serves as Cutler’s Director of Fixed Income. Mr. Urpi will not be responsible for individual security selection. The business experience and educational backgrounds of Matthew and Erich Patten and Xavier Urpi are described below.

Mr. Matthew C. Patten, Co-Portfolio Manager of the Fund, received his B.A. degree from Boston College in Economics and Environmental Geo-Science. He was awarded his MBA from the University of Chicago. Mr. Patten has been Chairman of the Board of The Cutler Trust since September, 2006. He has been a Member, Investment Committee Member and Portfolio Manager of the Adviser and its affiliates since 2003 and President of the Adviser since 2004.

Mr. Erich M. Patten, Co-Portfolio Manager of the Fund, received his B.S. in Economics from The Wharton School, University of Pennsylvania. He received his Masters degree in Public Policy from The Harris School, University of Chicago. Mr. Patten has been President of The Cutler Trust since March, 2004. He has been a Member, Investment Committee Member and Portfolio Manager of the Adviser and its affiliates since 2003 and Chief Investment Officer of the Adviser since 2011.

Xavier J. Urpi, Co-Portfolio Manager of the Fund, received his B.A. in Mathematics from the Courant Institute of Mathematical Science and attended the graduate program for Business Administration at the Stern School of Business at New York University. Mr. Urpi founded Cypress Asset Management in 1995 and served as its President and Chief Investment Officer until 2012. Prior to 1995, he was the Director of U.S. Fixed Income at Smith Barney Capital Management, overseeing a portfolio in excess of $5 billion in assets. He also worked as a Senior Portfolio Manager at Lehman Management Company where he jointly developed the Lehman (now Barclays) indices. Mr. Urpi has been a Member, Portfolio Manager and Director of Fixed Income of the Adviser since 2012, and Cypress Asset Management was a sub-adviser to the Adviser from 2007 to 2012.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and their ownership of shares of the Fund.

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus” or the “Transfer Agent”), provides certain administration, portfolio accounting, and transfer agent and shareholder services to the Fund.

US Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, provides custody services to the Fund.

Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter of the Fund, acts as the Fund’s representative in connection with the offering of Fund shares. The Fund may be offered by other broker-dealers as well. The Distributor is affiliated with Ultimus but is not affiliated with the Adviser or its affiliated companies.

SHAREHOLDER SERVICES PLAN

The Fund has adopted a Shareholder Services Plan permitting the Fund to compensate broker-dealers and financial institutions for providing distribution or shareholder services. The maximum amount that may be incurred under the Shareholder Services Plan is 0.25% per annum of the Fund’s average daily net assets.

YOUR ACCOUNT

HOW TO CONTACT THE FUND

Write to us at:
The Cutler Trust
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

Overnight address:
The Cutler Trust
c/o Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

Telephone us Toll-Free at:
(888) CUTLER4
(888) 288-5374

GENERAL INFORMATION

You pay no sales charge to purchase or sell (redeem) shares of the Fund. Shares are purchased and redeemed at the net asset value per share, or NAV, next calculated after the Transfer Agent receives your request in proper form. If the Transfer Agent receives your purchase or redemption request in proper form on a business day prior to 4:00 p.m., Eastern time, your transaction will be priced at that day’s NAV. If the Transfer Agent receives your purchase or redemption request after 4:00 p.m. on a business day or on a non-business day, your transaction will be priced at the next business day’s NAV. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

The Fund does not issue share certificates.

You will receive quarterly statements and a confirmation of each transaction. You should verify the accuracy of all transactions in your account as soon as you receive your confirmation.

The Fund may temporarily suspend the offering of shares during unusual market conditions or discontinue any shareholder service or privilege.

When and How NAV is Determined The Fund calculates its NAV as of the close of the New York Stock Exchange (normally 4:00 p.m., Eastern time) on each weekday, except on days when the New York Stock Exchange is closed. The time at which the NAV is calculated may be changed in case of an emergency or if the New York Stock Exchange closes early.

The Fund’s NAV is determined by taking the market value of all securities owned by the Fund (plus all other assets such as cash), subtracting all liabilities and then dividing the result (net assets) by the total number of shares outstanding. The Fund values securities for which market quotations are readily available at current market value. The Fund values securities at fair value pursuant to procedures adopted by the Board if (1) market quotations are insufficient or not readily available or (2) the Adviser believes that the prices or values available are unreliable due to, among other things, the occurrence of events after the close of the securities markets on which the Fund’s securities primarily trade but before the time as of which the Fund calculates its NAV (for example, if the exchange on which a portfolio security is principally traded closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Fund’s NAV calculation). When fair value pricing is employed by the Fund, the prices of the securities used by the Fund to calculate its NAV may differ from quoted or published prices of the same securities.

To the extent that the Fund’s foreign securities are traded in markets on days when the Fund does not calculate its NAV, the value of the Fund’s assets may be affected on days when shares of the Fund cannot be purchased or redeemed. In addition, trading in some of the Fund’s foreign securities may not occur on days when the Fund is open for business. Because the values of foreign securities may be materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which such securities are traded, portfolio securities of the Fund that trade in foreign markets will typically be priced at their fair value as determined by an independent pricing service approved by the Board of Trustees. Valuing portfolio securities at fair value involves reliance on judgment and a security’s fair value may differ depending on the method used for determining value. As a result, the prices of securities used in calculating the Fund’s NAV may differ from quoted or published prices for the same securities. Values of foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by an independent pricing quotation service. To the extent any assets of the Fund are invested in other open-end management investment companies that are registered under the Investment Company Act of 1940, the Fund’s NAV with respect to those assets is calculated based upon the net asset values of the registered open-end management investment companies in which it invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

Transactions Through Third Parties If you invest through a broker or other financial institution, the policies and fees charged by that institution may be different than those of the Fund. Banks, brokers, retirement plans and financial advisers may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. The Adviser may compensate certain financial institutions or broker-dealers in connection with the sale or expected sale of Fund shares. Consult a representative of your financial institution or retirement plan for further information.

Anti-Money Laundering Program Customer identification and verification are part of the Fund’s overall obligation to deter money laundering under federal law. When you open an account, the Fund will ask for your name, address, date of birth, social security number or taxpayer identification number, and other information that will allow the Fund to identify you. The Fund may also ask to see your driver’s license or other identifying documents. The Fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right, to the extent permitted by law, to (i) refuse, cancel or rescind any purchase order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity involving your investment in the Fund. These actions will be taken when, at the sole discretion of the Fund’s management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authorities. Any account closed by the Fund will be valued at the NAV as of the close of the New York Stock Exchange on the day the account is closed, and redemption proceeds may be worth more or less than the original investment. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds and in some circumstances, the law may not permit the Fund to inform the shareholder that it has taken the actions described above.

BUYING SHARES

How to Make Payments All investments must be made by check or bank wire. All checks must be payable in U.S. dollars and drawn on a U.S. financial institution. The Fund does not accept cash, drafts, third party checks, “starter” checks, traveler’s checks, credit card checks, post-dated checks, money orders, or cashier’s checks of less than $10,000.

Checks Checks should be made payable to the Fund or to The Cutler Trust. By sending your check to us, please be aware that you are authorizing the Fund to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day we receive your payment in the amount of your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your cancelled check back. If we cannot post the transaction electronically, you authorize us to present an image copy of your check for payment.

Bank Wires Instruct your financial institution with whom you have an account to make a federal funds wire payment to the Fund. Your financial institution may charge you a fee for this service. The Fund requires advance notification of all wire purchases in order to ensure that the wire is received in proper form and that your account is subsequently credited in a timely fashion for a given trade date. Failure to notify the Transfer Agent prior to the transmittal of the bank wire may result in a delay in purchasing shares of the Fund. An order is considered received when the Fund receives payment by wire in proper form. However, the completed and signed account application must be mailed to the Transfer Agent on the same day the wire payment is made.

Through Your Broker or Financial Institution Shares of the Fund may be purchased through certain brokerage firms and financial institutions that are authorized to accept orders on behalf of the Fund and such organizations may be authorized to designate intermediaries to accept orders on behalf of the Fund. Orders will be priced at the NAV next determined after your order is received by such organization, or its authorized designee, in proper form. These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Fund. These organizations may be the shareholder of record of your shares. The Fund is not responsible for ensuring that these organizations carry out their obligations to their customers. Shareholders investing in this manner should look to the organization through which they invest for specific instructions on how to purchase and redeem shares.

Retirement Accounts The Fund offers IRA accounts, including traditional and Roth IRAs. Fund shares may also be an appropriate investment for other retirement plans. Before investing in any IRA or other retirement plan, you should consult your tax advisor. Whenever making an investment in an IRA, be sure to indicate the year for which the contribution is made.

Minimum Investments The Fund accepts payments in the following minimum amounts:

	Minimum Initial Investment	Minimum Additional Investment
Standard Account	$2,500	None
Traditional and Roth IRA Accounts	$2,000	None
Accounts with Systematic Investment Plans	$2,500	$100

The Adviser may, at its discretion, waive the above investment minimums.

Account Requirements

Type of Account	Requirements
Individual, Sole Proprietorship and Joint Accounts Individual accounts are owned by one person, as are sole proprietorship accounts. Joint accounts have two or more owners (tenants).	• Instructions must be signed by all persons exactly as their names appear on the account
Gifts or Transfers to a Minor (UGMA,UTMA) These custodial accounts provide a way to give money to a child and obtain tax benefits.	• Depending on state laws, you can set up a custodial account under the UGMA or the UTMA • The custodian must sign instructions in a manner indicating custodial capacity
Business Entities	• Submit a secretary’s (or similar) certificate covering incumbency and authority
Trusts	• The trust must be established before an account can be opened • Provide the first and signature pages from the trust document and the pages identifying the trustees

EXCHANGING SHARES
Shares of the Fund may be exchanged at NAV for shares of the Cutler Equity Fund and the Cutler Fixed Income Fund. You must meet the minimum investment requirements for the series of The Cutler Trust (“Cutler Fund”) into which you are exchanging. The exchange of shares of one Cutler Fund for shares of another Cutler Fund is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss.

Shares of the Fund acquired by means of an exchange will be purchased at the NAV next determined after acceptance of the exchange request by the Fund. Exchanges may be made by sending a written request to the Transfer Agent, or by calling 1-888-288-5374. Please provide the following information:

•	Your name and telephone number

•	The exact name of your account and your account number

•	Taxpayer identification number (usually your Social Security number)

•	Dollar value or number of shares to be exchanged

•	The name of the Cutler Fund from which the exchange is to be made

•	The name of the Cutler Fund into which the exchange is being made

The registration and taxpayer identification numbers of the two accounts involved in the exchange must be identical. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, the Fund reserves the right to terminate or modify the exchange privilege upon 60 days notice to shareholders.

The Transfer Agent requires personal identification before accepting any exchange request by telephone, and telephone exchange instructions may be recorded. If reasonable procedures are followed by the Transfer Agent, neither the Transfer Agent nor the Fund will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in exchanging shares by telephone. If such a case should occur, sending exchange instructions by mail should be considered.

INVESTMENT PROCEDURES

How to Open an Account	How to Add to Your Account
By Check • Call or write us for an account application • Complete the application (and other required documents) • Mail us your application (and other required documents) and a check	By Check • Fill out an investment slip from a confirmation or write us a letter • Write your account number on your check • Mail us the slip (or your letter) and a check
By Bank Wire
•  Call or write us for an account application
•  Complete the application (and other required documents)
•  Call us to fax the completed application (and other required documents) and we will assign you an account number
•  Mail us your application (and other required documents)
•  Instruct your financial institution to wire your money to us
By Bank Wire • Call to notify us of your incoming wire • Instruct your financial institution to wire your money to us
By Systematic Investment
•  Complete the Systematic Investment section of the application
•  Attach a voided check to your application
•  Mail us the completed application and the voided check
•  We will electronically debit the purchase amount from the financial institution account identified in your account application

Systematic Investments You may invest a specified amount of money in the Fund once or twice a month on specified dates. These payments are taken from your account at your designated financial institution by ACH payment. ACH refers to the “Automated Clearing House” System maintained by the Federal Reserve Bank, which allows banks to process checks, transfer funds and perform other tasks. Systematic investments must be for at least $100.

Limitations on Purchases The Fund reserves the right to refuse any purchase request, particularly requests that could adversely affect the Fund or its operations. If the Fund refuses a purchase request, it will inform the investor of such rejection generally within one business day but may take up to three business days. This includes those from any individual or group who, in the Fund’s view, are likely to engage in excessive trading as described in “Frequent Purchases and Redemptions of Fund Shares” below.

Canceled or Failed Payments The Fund accepts checks and ACH transfers at full value subject to collection. If the Fund does not receive your payment for shares or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the Fund or the Transfer Agent, and the Fund may redeem other shares you own in the account as reimbursement. The Fund and its agents have the right to reject or cancel any purchase or redemption due to nonpayment.

SELLING SHARES

The Fund processes redemption orders promptly. Under normal circumstances, the Fund will send redemption proceeds within 7 days after receipt by the Transfer Agent of a redemption request in proper form. Under unusual circumstances, as provided by the rules of the Securities and Exchange Commission, the Fund may suspend the right of redemption or delay payment of redemption proceeds for more than 7 days. A requested wire of redemption proceeds normally will be sent on the business day following the redemption request. However, when shares are purchased by check or through ACH, the proceeds from the redemption of those shares may not be paid until the purchase check or ACH transfer has been converted to federal funds, which could take up to 15 calendar days.

How To Sell Shares From Your Account

By Mail
•  Prepare a written request including:
•  Your name(s) and signature(s)
•  Your account number
•  The Fund name
•  The dollar amount or number of shares you want to sell
•  How and where to send your proceeds
•  Obtain a signature guarantee (if required)
•  Obtain other documentation (if required)
•  Mail us your request and documentation

By Telephone
•  Call us with your request (unless you declined telephone authorization privileges on your account application)
•  Provide the following information:
•  Your account number
•  Exact name(s) in which the account is registered
•  Additional forms of identification
•  Redemption proceeds will be:
•  Mailed to you or
•  Wired to you (unless you declined wire redemption privileges on your account application)

By Bank Wire
•  Wire redemptions are only available if your redemption is for $10,000 or more and you did not decline wire redemption privileges on your account application
•  Call us with your request (unless you declined telephone redemption privileges on your account application) or
•  Mail us your request
Through Broker or Financial Institutions • Contact your broker or financial institution • Request must be in proper form • Third party may charge you additional transaction/redemption fees
Systematically
•  Complete the systematic withdrawal section of the application
•  Attach a voided check to your application
•  Mail us your completed application
•  Redemption proceeds will be electronically credited to your account at the financial institution identified on your account application

Redemptions By Mail You may redeem shares by mailing a written request to The Cutler Trust, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Written requests must state the shareholder’s name, the name of the Fund, the account number and the shares or dollar amount to be redeemed and be signed exactly as the shares are registered and may require a signature guarantee as discussed below.

Telephone and Bank Wire Redemption Privileges You may redeem Fund shares having a value of $50,000 or less by telephone unless you declined telephone redemption privileges on your account application. Telephone redemptions may be requested only if the proceeds are to be sent to the shareholder of record and mailed to the address on record with the Fund. Upon request, redemption proceeds of

$100 or more may be transferred electronically from an account you maintain with a financial institution by ACH payment, and proceeds of $10,000 or more may be transferred by wire, in either case to the account stated on the account application. Shareholders will be charged a fee by the Fund’s custodian for outgoing wires. Account designations may be changed by sending the Transfer Agent a written request with all signatures guaranteed as described below.

The Transfer Agent requires personal identification before accepting any redemption request by telephone. Telephone redemption instructions may be recorded. If reasonable procedures are followed by the Transfer Agent to verify that the order is genuine, neither the Transfer Agent nor the Fund will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming shares by telephone. If such an event should occur, redemption by mail should be considered.

Systematic Withdrawals If you own shares of the Fund with an aggregate value of at least $10,000, you may request a specified amount of money from your account once each month or once each quarter on a specified date. These payments are sent from your account to a designated bank account by ACH payment. Systematic withdrawals must be for at least $100.

Through Your Broker or Financial Institution You may also redeem shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Fund at the NAV next determined after your order is received by such organization in proper form. NAV is normally determined as of 4:00 p.m., Eastern time. Your brokerage firm or financial institution may require a redemption request to be received at an earlier time during the day in order for your redemption to be effective as of the day the order is received. These organizations may be authorized to designate other intermediaries to act in this capacity. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent.

Signature Guarantee Requirements To protect you and the Fund against fraud, certain requests require a signature guarantee. A signature guarantee verifies the authenticity of your signature. You will need to have your signature guaranteed in certain situations, such as:

•	If the shares redeemed have a value greater than $50,000

•	If you are changing a shareholder’s name of record

•	If the payment of the proceeds of a redemption of any amount are to be sent to any person, address or bank account not on record

•	If the redemption of any amount is to occur where the name(s) or the address on your account has changed within the previous 15 days

•	If you are transferring redemption proceeds to another account with a different registration (name/ownership) from yours

The Fund will accept signatures guaranteed by a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which participates in the STAMP Medallion signature guarantee program sponsored by the Securities Transfer Association. Signature guarantees from financial institutions which do not participate in the STAMP Medallion program will not be accepted. A notary public cannot provide a signature guarantee. Members of the STAMP Medallion program are subject to dollar limitation which must be considered when requesting their guarantee. The Fund may reject any signature guarantee if it believes the transaction would otherwise be improper.

The Fund and its Transfer Agent reserve the right to require signature guarantees on all redemptions. The Fund and its Transfer Agent reserve the right to amend these standards at any time without notice.

Redemption requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account. Forms of resolutions and other documentation to assist in compliance with the Transfer Agent’s procedures may be obtained by calling the Transfer Agent.

Minimum Account Balance If the value of your Fund account falls below $2,500 (not including IRAs), the Fund may ask you to increase your balance. If the account value is still below $2,500 after 60 days, the Fund may close your account and send you the proceeds. The Fund will not close your account if the value of your account falls below $2,500 solely as a result of a reduction in your account’s market value.

Redemption In Kind The Fund reserves the right to pay redemption proceeds in portfolio securities rather than cash. These redemptions “in kind” usually occur if the amount to be redeemed is large enough to affect the Fund’s operations (for example, if it represents more than 1% of the Fund’s assets). A redemption in kind will consist of securities equal in market value to your shares. Securities redeemed in kind will continue to have market risk until you convert them to cash. When you convert these securities to cash, you will pay brokerage charges and you may incur taxable capital gains. The Fund may use illiquid securities to redeem in kind and if the Fund chooses to do so, you may not be able to sell such securities.

Lost Accounts The Transfer Agent will consider your account lost if correspondence to your address of record is returned as undeliverable on more than two consecutive occasions, unless the Transfer Agent determines your new address. When an account is lost, all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding checks (unpaid for six months or more) or checks that have been returned to the Transfer Agent will be reinvested at the then-current NAV and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance. If a check is not reinvested due to the account having a zero balance, the Transfer Agent will continue to search for the lost shareholder until such time as the funds are escheated to the applicable state government, in accordance with the laws of such state.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund has been designed as a long-term investment and not as a frequent or short-term trading (“market timing”) option. The Fund discourages frequent purchases and redemptions. Accordingly, the Board has adopted policies and procedures in an effort to detect and prevent market timing in the Fund. The Fund, through its service providers, monitors shareholder trading activity to ensure it complies with the Fund’s policies. The Fund prepares reports illustrating purchase and redemption activity to detect market timing activity. These actions, in the Board’s opinion, should help reduce the risk of abusive trading in the Fund. In addition, the Fund also reserves the right to reject any purchase request that it believes to be market timing or potentially disruptive in nature. The Fund may also modify any terms or conditions relating to the purchase of shares or withdraw all or any part of the offering made by this Prospectus.

The Fund believes that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of the Adviser to implement the Fund’s investment strategies. In addition to being disruptive, the risks to the Fund presented by market timing are higher expenses through increased trading and transaction costs; forced and unplanned portfolio turnover; large asset swings that decrease the Fund’s ability to maximize investment return; and potentially diluting the value of the Fund’s shares. These risks can have an adverse affect on the Fund’s performance.

When financial intermediaries establish omnibus accounts in the Fund for their clients, the Fund cannot monitor the individual clients’ trading activity. However, the Fund’s service providers, along with the Fund’s Chief Compliance Officer, review trading activity at the omnibus account level and look for activity that may indicate potential frequent trading or market timing. If the Fund detects suspicious trading activity, the Fund will seek the assistance of the intermediary to investigate that trading activity and take appropriate action, including prohibiting additional purchases of Fund shares by the intermediary and/or its client. Each intermediary that offers the Fund’s shares through an omnibus account has entered into an information sharing agreement with the Fund designed to assist the Fund in stopping future disruptive trading. Intermediaries may apply frequent trading policies that differ from those described in this Prospectus. If you invest through an intermediary, please read that firm’s program materials carefully to learn of any rules or fees that apply.

Although the Fund has taken these steps to discourage frequent purchases and redemptions of shares, the Fund cannot guarantee that such trading will not occur.

OTHER INFORMATION

DISTRIBUTIONS

The Fund declares dividends, if any, from net investment income and pays those dividends quarterly. Any net capital gains realized by the Fund will be distributed at least annually.

All distributions are reinvested in additional shares, unless you elect to receive distributions in cash. For federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested in additional shares. Shares become entitled to receive distributions on the day after the shares are issued.

FEDERAL TAXES

The following information is meant as a general summary for U.S. taxpayers. Additional information appears in the SAI. Shareholders should rely on their own tax advisors for advice about the particular federal, state and local tax consequences of investing in the Fund.

The Fund intends to operate in a manner such that it will not be liable for federal income or excise taxes.

You will generally be taxed on the Fund’s distributions, regardless of whether you reinvest them or receive them in cash. Distributions of net investment income (including short-term capital gains) are generally taxable to you as ordinary income. A portion of the dividends paid by the Fund may be eligible for the dividends-received deduction for corporate shareholders. Distributions of long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have held your shares. Distributions may also be subject to certain state and local taxes.

A portion of the Fund’s distributions may be treated as “qualified dividend income,” taxable to individuals at a maximum federal income tax rate of 15%. A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and other requirements are met.

Distributions of capital gains and net investment income reduce the NAV of the Fund’s shares by the amount of the distribution. If you purchase shares prior to these distributions, you are taxed on the distribution even though the distribution represents a return of your investment.

The sale of Fund shares is a taxable transaction for federal income tax purposes. You will recognize a gain or loss on such transaction equal to the difference, if any, between the amount of your net sales proceeds and your tax basis in the Fund shares. Such gain or loss will be a capital gain or loss if you held your Fund shares as capital assets. Any capital gain or loss will be treated as a long-term capital gain or loss if you held your Fund shares for more than one year at the time of the sale.

The Fund may be required to withhold federal income tax at the required federal backup withholding rate (currently 28%) on all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your federal income tax liability.

The Fund is required to report to the IRS, and furnish to shareholders, on Form 1099-B the basis, holding period and gross proceeds received with respect to any sale of Fund shares acquired after January 1, 2012 (“Covered Shares”). The Fund has selected Average Cost, which is the mutual fund industry standard, as the Fund’s default basis calculation method. If a shareholder determines that another IRS-approved basis calculation method is more beneficial, the shareholder may be able to elect such other method by contacting the Fund at the time of or in advance of the redemption of Covered Shares. IRS regulations do not permit the change of a basis election on previously executed trades. All Covered Shares purchased in non-retirement accounts are subject to the new basis reporting requirements. Basis information will not be reported to the IRS or shareholder upon the redemption of any non-covered shares. Non-covered shares will be treated as having been redeemed before any covered shares, unless otherwise specified. You should consult your tax or financial advisor about the application of the basis reporting rules to you, especially whether you should elect a method other than Average Cost.

All Covered Shares purchased in non-retirement accounts are subject to the cost basis reporting legislation. Non-covered shares are mutual fund shares that were acquired prior to the effective date of January 1, 2012. Cost basis information will not be reported to the IRS or shareholder upon the sale of any non-covered mutual fund shares. Non-covered shares will be redeemed first unless otherwise specified.

The Fund will mail a statement to you annually containing information about the income tax status of distributions paid during the year.

ORGANIZATION

The Cutler Trust is a Delaware statutory trust registered with the Securities and Exchange Commission as an open-end management investment company, or mutual fund. The Fund is one series of The Cutler Trust. It is not intended that meetings of shareholders be held except when required by federal or Delaware law. Shareholders of the Fund are entitled to vote at shareholders’ meetings for such things as approval of an investment advisory agreement.

FINANCIAL HIGHLIGHTS

Because the Fund is new, there is no financial or performance information included in this Prospectus for the Fund. Once the information becomes available, you may request a copy of this information by calling the Fund at 1-888-288-5374.

PRIVACY NOTICE
FACTS	WHAT DOES THE CUTLER TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:
▪    Social Security number
▪    Assets
▪    Retirement Assets
▪    Transaction History
▪    Checking Account Information
▪    Purchase History
▪    Account Balances
▪    Account Transactions
▪    Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons The Cutler Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does The Cutler Trust share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-888-288-5374

Who we are
Who is providing this notice?	The Cutler Trust Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How does The Cutler Trust protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does The Cutler Trust collect my personal information?
We collect your personal information, for example, when you
▪    Open an account
▪    Provide account information
▪    Give us your contact information
▪    Make deposits or withdrawals from your account
▪    Make a wire transfer
▪    Tell us where to send the money
▪    Tell us who receives the money
▪    Show your government-issued ID
▪    Show your driver’s license
We also collect your personal information from other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only
▪    Sharing for affiliates’ everyday business purposes – information about your creditworthiness
▪    Affiliates from using your information to market to you
▪    Sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial and nonfinancial companies.
▪    Cutler Investment Counsel, LLC, the investment adviser to The Cutler Trust, could be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ▪ The Cutler Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ The Cutler Trust does not jointly market.

FOR MORE INFORMATION

Annual/Semi-Annual Reports

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

Statement of Additional Information (“SAI”)

The SAI provides more detailed information about the Fund and is incorporated by reference into, and is legally part of, this Prospectus. A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the SAI.

Contacting The Fund

You can get free copies of the Fund’s annual/semi-annual reports and SAI, request other information or make inquiries about the Fund by contacting your broker, or by calling or writing the Fund at:

Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707
(888) CUTLER4
 (888) 288-5374

The Fund’s Prospectus, SAI and annual/semi-annual reports are also available on the Fund’s website at cutlermutualfunds.com.

Securities And Exchange Commission Information

You can also review the Fund’s annual/semi-annual reports, SAI and other information about the Fund at the Public Reference Room of the Securities and Exchange Commission (“SEC”). The scheduled hours of operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You can get copies of this information, for a fee, by e-mailing or by writing to:

Public Reference Room
Securities and Exchange Commission
Washington, D.C. 20549-1520
 E-mail address: publicinfo@sec.gov

Fund information, including copies of the annual/semi-annual reports and SAI, are available on the SEC’s website at www.sec.gov.

Investment Company Act File No. 811-07242

Statement of Additional Information July 1, 2015

Fund Information: The Cutler Trust c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 (888) CUTLER4 http://www.cutler.com	Cutler Emerging Markets Fund Ticker: CUTDX

Investment Adviser:

Cutler Investment Counsel, LLC
525 Bigham Knoll
Jacksonville, Oregon  97530
(541) 770‑9000
(800) 228‑8537

Account Information
and Shareholder Services:

The Cutler Trust
c/o Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246
Toll free (888) CUTLER4

This Statement of Additional Information, or SAI, supplements the Prospectus dated July 1, 2015, as amended from time to time, offering shares of the Cutler Emerging Markets Fund  (the “Fund”), a series of The Cutler Trust (the “Trust”).  This SAI is not a prospectus and should only be read in conjunction with the Prospectus.  The Prospectus may be obtained by an investor without charge by contacting Ultimus Fund Solutions, LLC at the address or telephone number listed above.

Table of Contents

Glossary	2

Investment Policies and Risks	3

Investment Limitations	8

Management	9

Portfolio Transactions	16

Policy Regarding Selective Disclosure of Portfolio Holdings	17

Additional Purchase and Redemption Information	19

Taxation	21

Calculation of Performance Data	25

Other Matters	26

Appendix A: Description of Securities Ratings	A-1

Appendix B: Proxy Voting Policies and Procedures	B-1

1

Glossary

“Administrator” means Ultimus Fund Solutions, LLC, the Trust’s administrator.

“Adviser” means Cutler Investment Counsel, LLC, the Fund’s investment adviser.

“Board” means the Board of Trustees of the Trust.

“Code” means the Internal Revenue Code of 1986, as amended, the rules promulgated therewith, IRS interpretations and any private letter ruling or similar ruling upon which the Fund may rely.

“Custodian” means US Bank, N.A, the Trust’s custodian.

“Distributor” means Ultimus Fund Distributors, LLC, the Trust’s principal underwriter.

“Fitch” means Fitch Ratings.

“Fund” means the Cutler Emerging Markets Fund.

“Independent Trustee” means a Trustee who is not an interested person of the Trust as that term is defined in Section 2(a)(19) of the 1940 Act.

“IRS” means Internal Revenue Service.

“Moody’s” means Moody’s Investors Service, Inc.

“NAV” means net asset value.

“NRSRO” means a nationally recognized statistical rating organization.

“SAI” means this Statement of Additional Information.

“SEC” means the U.S. Securities and Exchange Commission.

“S&P” means Standard & Poor’s Ratings Services.

“Transfer Agent” means Ultimus Fund Solutions, LLC.

“Trust” means The Cutler Trust.

 “1933 Act” means the Securities Act of 1933, as amended, the rules promulgated thereunder, and any interpretations of or exemptive letters related thereto, upon which the Fund may rely.

“1940 Act” means the Investment Company Act of 1940, as amended, the rules promulgated thereunder, and any interpretations of or exemptive letters related thereto, upon which the Fund may rely.
2

Investment Policies and Risks

The following discussion supplements the disclosure in the Prospectus about the Fund’s investment techniques, strategies and risks.  The Fund is designed for investment of that portion of an investor’s assets that can appropriately bear the special risks associated with certain types of investments (e.g., investments in foreign securities).

Under normal conditions, at least 80% of the Fund’s assets will be invested in a diversified portfolio of securities of issuers whose principal activities are in, or economically tied to, emerging markets countries selected in accordance with the Adviser’s long standing dividend focused investment philosophy. For purposes of this policy, “assets” shall mean net assets plus the amount of any borrowings for investment purposes (although the Fund is not currently authorized by the Board of Trustees to do so).

Fixed Income Securities

The Fund may invest in fixed income securities.  The Fund’s investments in fixed income securities are subject to credit risks relating to the financial condition of the issuers of the securities that the Fund holds.  To the extent that the Fund invests in fixed income securities, the Fund will invest primarily in “investment grade” securities.  “Investment grade” means rated in the top four long-term rating categories or top two short-term rating categories by an NRSRO or, if unrated, determined by the Adviser to be of comparable quality.  The lowest long-term ratings that are investment grade for corporate bonds, including convertible bonds, are “Baa” in the case of Moody’s and “BBB” in the case of S&P and Fitch; for preferred stocks are “Baa” in the case of Moody’s and “BBB” in the case of S&P and Fitch; and for short-term debt, including commercial paper, are “P-2” in the case of Moody’s, “A-2” in the case of S&P and “F-2” in the case of Fitch.

Unrated securities may not be as actively traded as rated securities.  The Fund may retain a security whose rating has been lowered below the lowest permissible rating category (or that is unrated and determined by the Adviser to be of comparable quality to a security whose rating has been lowered below the lowest permissible rating category) if the Adviser determines that retaining such security is in the best interests of the Fund. Because a downgrade often results in a reduction in the market price of the security, the sale of a downgraded security may result in a loss.

Moody’s, S&P, Fitch and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities.  A description of the range of ratings assigned to various types of bonds and other securities by Moody’s, S&P and Fitch is included in Appendix A to this SAI.  The Fund may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality.  Securities with the same maturity, interest rate and rating may have different market prices.  If an issuer of securities ceases to be rated or if its rating is reduced after it is purchased by the Fund (neither event requiring the sale of such security by the Fund), the Adviser will determine whether the Fund should continue to hold the obligation.  To the extent that the ratings given by a NRSRO may change as a result of changes in such organizations or their rating systems, the Adviser will attempt to substitute comparable ratings.  Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value.  Also, rating agencies may fail to move quickly enough to change ratings in response to changing circumstances and may not reflect the fine shadings of risks with a given quality grade.  An issuer’s current financial condition may be better or worse than a rating indicates.  The Adviser performs independent analysis in an attempt to identify issuers within a given quality grade that, because of improving fundamental or other factors, are likely to result in improving quality, greater market value and lower risk.

Convertible Securities

The Fund may invest in convertible securities.  Convertible securities, which include convertible debt, convertible preferred stock and other securities exchangeable under certain circumstances for shares of common stock, are fixed income securities or preferred stock which generally may be converted at a stated price within a specific amount of time into a specified number of shares of common stock.  A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged.  Before conversion, convertible securities have characteristics similar to nonconvertible debt securities or preferred equity in that they ordinarily provide a stream of income with generally higher yields than do those of common stocks of the same or similar issuers.  These securities are usually senior to common stock in a company’s capital structure, but usually are subordinated to non-convertible debt securities.

Convertible securities have unique investment characteristics in that they generally have higher yields than common stocks, but lower yields than comparable non-convertible securities.  Convertible securities are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics; and they provide the potential for capital appreciation if the market price of the underlying common stock increases.
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A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.  If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

Investment in convertible securities generally entails less risk than investment in an issuer’s common stock.  The extent to which such risk is reduced, however, depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

The value of a convertible security is a function of its “investment value” and its “conversion value.”  The investment value of a convertible security is determined by comparing its yield with the yields of other securities of comparable maturity and quality that do not have a conversion privilege.  The conversion value is the security's worth, at market value, if converted into the underlying common stock.  The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline.

The credit standing of the issuer and other factors also may affect the convertible security's investment value.  The conversion value of a convertible security is determined by the market price of the underlying common stock.  If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value and generally the conversion value decreases as the convertible security approaches maturity.  To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. In addition, a convertible security generally will sell at a premium over its conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

Foreign Issuers and ADRs

The Fund may invest in securities of foreign issuers, which the Trust considers to be those issuers whose securities are traded only on foreign markets.  The Fund may also invest in American Depositary Receipts (ADRs), which are traded on the New York Stock Exchange or the NYSE MKT LLC (formerly the American Stock Exchange). ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation or other entity. Generally, ADRs in registered form are designed for trading in U.S. securities markets. The underlying securities are not always denominated in the same currency as the ADRs. Although investment in the form of ADRs facilitates trading in foreign securities, it does not mitigate all the risks associated with investing in foreign securities.

ADRs are available through facilities which may be either "sponsored" or "unsponsored." Only sponsored ADRs may be listed on the New York Stock Exchange or the NYSE MKT LLC. If sponsored, the foreign issuer establishes the facility, pays some or all of the depository's fees, and usually agrees to provide shareholder communications. If unsponsored, the foreign issuer is not involved, and the ADR holders pay the fees of the depository. Sponsored ADRs are generally more advantageous to the ADR holders and the issuer than unsponsored arrangements. More and higher fees are generally charged in an unsponsored arrangement compared to a sponsored arrangement. Unsponsored ADRs are generally considered more risky due to: (a) the additional costs involved; (b) the relative illiquidity of the issue in U.S. markets; and (c) the possibility of higher trading costs associated with trading in the over-the-counter market. Unsponsored ADRs are considered foreign securities by the Fund.

Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers.  All foreign investments are subject to risks of: (1) foreign political and economic instability; (2) adverse movements in foreign exchange rates; (3) the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital; and (4) changes in foreign governmental attitudes towards private investment, including potential nationalization, increased taxation or confiscation of the Fund’s assets.

In addition, dividends payable on foreign securities may be subject to foreign withholding taxes, thereby reducing the income available for distribution.  Some foreign brokerage commissions and custody fees are higher than those in the United States.  Foreign accounting, auditing and financial reporting standards differ from those in the United States and therefore, less information may be available about foreign companies than is available about comparable U.S. companies.  Foreign securities also may trade less frequently and with lower volume and may exhibit greater price volatility than U.S. securities.

Changes in foreign exchange rates will affect the U.S. dollar value of all foreign currency-denominated securities held by the Fund.  Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

4

Income from foreign securities will be received and realized in foreign currencies and the Fund is required to compute and distribute income in U.S. dollars.  Accordingly, a decline in the value of a particular foreign currency against the U.S. dollar after the Fund’s income has been earned and computed in U.S. dollars may require the Fund to liquidate portfolio securities to acquire sufficient U.S. dollars to make a distribution.  Similarly, if the exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Fund may be required to liquidate additional foreign securities to purchase the U.S. dollars required to meet such expenses.

Bank Debt Instruments

The Fund may invest in bank debt instruments.  Bank debt instruments in which the Fund may invest consist of certificates of deposit, bankers' acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or by banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation.  Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate.  Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.  Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate.  The Fund will not invest in time deposits maturing in more than seven days if, as a result thereof, more than 10% of the value of its net assets would be invested in such securities and other illiquid securities.

These bank debt instruments are generally not insured by the Federal Deposit Insurance Corporation or any other government agency, except that certificates of deposit may be insured for up to $250,000.  The profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions.  New government regulations, a downturn in general economic conditions or exposure to credit losses arising from possible financial difficulties of borrowers may impact the value of bank debt instruments.

New Companies

The Fund may, from time to time, invest in securities issued by new companies. The management of new companies frequently does not have substantial business experience. Furthermore, they may be competing with other companies that are well established, more experienced and better financed. The securities issued by new companies may not be readily marketable and, if so, would be subject to the investment limitations on illiquid securities described below.

Special Situations

The Fund may, from time to time, invest in securities of companies that may be affected by special situations which may be unrelated to general market trends. Examples of special situations are companies being reorganized or merged, having unusual new products, enjoying a particular tax advantage, or acquiring new management. Securities of companies affected by special situations may not be readily marketable and, if so, would be subject to the investment limitations on illiquid securities described below. The extent, if any, in which the Fund will invest in special situation companies will be determined by the Adviser in light of all the pertinent facts and circumstances, with special consideration given to the risk involved in such investments.

Warrants

The Fund may invest in warrants. Warrants are options to purchase equity securities at specific prices for a specific period of time. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. If a warrant is not exercised within the specified period of time, it will become worthless and the Fund will lose both the purchase price and the right to purchase the underlying security. Prices of warrants do not necessarily move parallel to the prices of their underlying securities.

Emerging Markets Investments

The Fund, subject to its investment strategies and policies, may invest in emerging markets investments, which have exposure to the risks discussed below relating to foreign instruments more generally, as well as certain additional risks.  A high proportion of the shares of many issuers in emerging market countries may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment.  The prices at which investments may be acquired may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by the Fund in particular securities.  In addition, emerging market investments are susceptible to being influenced by large investors trading significant blocks of securities.

5

Emerging market stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. The securities industries in these countries are comparatively underdeveloped. Stockbrokers and other intermediaries in the emerging markets may not perform as well as their counterparts in the United States and other more developed securities markets.

Political and economic structures in many emerging market countries are undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the United States. Certain of such countries may have, in the past, failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of investments in those countries and the availability of additional investments in those countries. The laws of countries in emerging markets relating to limited liability of corporate shareholders, fiduciary duties of officers and directors, and the bankruptcy of state enterprises are generally less well developed than or different from such laws in the United States. It may be more difficult to obtain or enforce a judgment in the courts of these countries than it is in the United States. Emerging securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Although some governments in emerging markets have instituted economic reform policies, there can be no assurances that such policies will continue or succeed.

Foreign Exchange Risk and Currency Transactions

The value of foreign assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency rates and exchange control regulations. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. Foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into derivative currency transactions. Currency futures contracts are exchange-traded and change in value to reflect movements of a currency or a basket of currencies. Settlement must be made in a designated currency.

Forward foreign currency exchange contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty. Such contracts may be used to (i) gain exposure to a particular currency or currencies as a part of the Fund’s investment strategy, (ii) when a security denominated in a foreign currency is purchased or sold, or (iii) when the receipt in a foreign currency of dividend or interest payments on such a security is anticipated.  With respect to subparagraphs (ii) and (iii), a forward contract can then “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be.  Additionally, when the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the securities held that are denominated in such foreign currency.  The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible. In addition, it may not be possible to hedge against long-term currency changes.  Cross-hedging may be used by using forward contracts in one currency (or basket of currencies) to hedge against fluctuations in the value of securities denominated in a different currency.  Use of a different foreign currency magnifies exposure to foreign currency exchange rate fluctuations.  Forward contracts may also be used to shift exposure to foreign currency exchange rate changes from one currency to another.  Short-term hedging provides a means of fixing the dollar value of only a portion of portfolio assets.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) includes foreign exchange forwards in the definition of “swap” as well as over-the-counter derivatives and therefore contemplates that certain of these contracts may be exchange-traded, cleared by a clearinghouse and otherwise regulated by the Commodity Futures Trading Commission (the “CFTC”).  The CFTC has been granted authority to regulate forward foreign currency contracts and many of the final regulations already adopted by the CFTC will apply to such contracts, however a limited category of forward foreign currency contracts were excluded from certain of the Dodd-Frank regulations by the Secretary of the U.S. Treasury Department. Therefore, trading by the Fund in forward foreign currency contracts excluded by the Treasury Department are not subject to the CFTC regulations to which other forward foreign currency contracts are subject.

6

Currency transactions are subject to the risk of a number of complex political and economic factors applicable to the countries issuing the underlying currencies.  Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying the derivative currency transactions. As a result, available information may not be complete. In an over-the-counter trading environment, there are no daily price fluctuation limits. There may be no liquid secondary market to close out options purchased or written, or forward contracts entered into, until their exercise, expiration or maturity.  There is also the risk of default by, or the bankruptcy of, the financial institution serving as a counterparty.

Currency swaps involve the exchange of rights to make or receive payments in specified currencies and are individually negotiated.  The entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.  The Fund’s performance may be adversely affected as the Adviser may be incorrect in its forecasts of market value and currency exchange rates.

Investment Company Securities

Investment company securities are securities of other open-end or closed-end investment companies.  Except for a so-called fund-of-funds, the 1940 Act generally prohibits a fund from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of a fund’s total assets in any investment company and no more than 10% in any combination of unaffiliated investment companies. The 1940 Act further prohibits a fund from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered closed-end investment company.  Under certain conditions, the Fund may invest in other investment companies, including money market funds, in excess of these limitations.  The SEC has granted orders for exemptive relief to certain ETFs that permit investments in those ETFs by other investment companies (such as the Fund) in excess of these limits. Investments by the Fund in shares of other investment companies will result in duplication of advisory, administrative and distribution fees. An investment in securities of an investment company is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Exchange Traded Funds (“ETFs”)

Shares of ETFs and other similar instruments may be purchased by the Fund.  An ETF is an investment company that may be registered under the 1940 Act that holds a portfolio of common stocks designed to track the performance of a particular index or sector of an index.  ETFs sell and redeem their shares at net asset value, are listed for trading on national securities exchanges and can be purchased and sold in the secondary market like ordinary stocks in lots of any size at any time during the trading day.  An investment in an ETF generally presents the same primary risks as an investment in its underlying stocks or the sectors the ETF is designed to track, in addition to the following risks: (1) the market price of ETF shares may trade at a discount to their net asset value; (2) an active trading market for ETF shares may not develop or be maintained; (3) trading of ETF shares may be halted if deemed appropriate by the listing exchange; and (4) ETF shares may be delisted from their trading exchange, or their trading may be temporarily halted.  Because ETFs and pools that issue similar instruments bear various fees and expenses, the Fund would pay a proportionate share of these expenses, as well as transaction costs, such as brokerage commissions.

Exchange Traded Notes (“ETNs”)

ETNs are a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combines aspects of both bonds and ETFs. An ETN's returns are based on the performance of a market index or other reference asset minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN's maturity, at which time the issuer will pay a return linked to the performance of the market index or other reference asset to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs typically do not make periodic interest payments and principal typically is not protected.

ETNs also incur certain expenses not incurred by their applicable index. The market value of an ETN is determined by supply and demand, the current performance of the index or other reference asset, and the credit rating of the ETN issuer. The market value of ETN shares may differ from their intraday indicative value. The value of an ETN may also change due to a change in the issuer's credit rating. As a result, there may be times when an ETN's share trades at a premium or discount to its NAV. Some ETNs that use leverage in an effort to amplify the returns of an underlying index or other reference asset can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs may offer the potential for greater return, but the potential for loss and speed at which losses can be realized also are greater.

7

Illiquid Securities

The Fund may not hold more than 15% of its net assets in illiquid securities.  Securities qualifying for resale under Rule 144A under the Securities Act of 1933, as amended , determined by the Adviser to be liquid, subject to the oversight of the Board, shall not be deemed to be “illiquid securities”.  This percentage limitation is monitored on an ongoing basis and, if necessary, the Fund will reduce its holdings in due course and in a prudent manner to comply with the limitation.

Temporary Defensive Position

The Fund may assume a temporary defensive position and may invest without limit in commercial paper and other money market instruments that are of prime quality.  When the Fund assumes a temporary defensive position it may not achieve its investment objective.  Prime quality instruments are those instruments that are rated in one of the two highest rating categories by an NRSRO or, if unrated, determined by the Adviser to be of comparable quality.

Money market instruments usually have maturities of one year or less and fixed rates of return.  The money market instruments in which the Fund may invest include short-term U.S. Government securities, interest-bearing savings deposits and certificates of deposit of domestic commercial banks and money market mutual funds.  The Fund will only invest in money market mutual funds to the extent permitted by the 1940 Act.

The money market instruments in which the Fund may invest may have variable or floating rates of interest.  These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the issuer of the instrument.  The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice.  These obligations generally are not traded, nor generally is there an established secondary market for these obligations.  To the extent a demand note does not have a 7-day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

Investment Limitations

Except as required by the 1940 Act as to borrowing or otherwise, if a percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market value of the Fund’s assets or a change in status of a security or purchases and redemptions of Fund shares will not be considered a violation of the limitation.

A fundamental policy of the Fund cannot be changed without the affirmative vote of the lesser of: (1) 50% of the outstanding shares of the Fund; or (2) 67% of the shares of the Fund present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented.  The Board may change a non-fundamental policy of the Fund without shareholder approval.

Fundamental Limitations

The Fund has adopted the following investment limitations, which are fundamental policies of the Fund.  The Fund may not:

(1)	Engage in borrowing or issue senior securities if such borrowings or other transactions would exceed 33 1/3% of its assets except as permitted by the 1940 Act, any rules and regulations promulgated thereunder or interpretations of the SEC or its staff. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

(2)	Purchase or sell commodities unless acquired as a result of ownership of securities or other investments to the extent permitted under the 1940 Act and the regulations of any other agency with authority over the Fund. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies that are engaged in a commodities business or have a significant portion of their assets in commodities.

(3)	Invest more than 25% of its total assets in a particular industry or group of industries. For purposes of this limitation, securities of the U.S. Government (including its agencies and instrumentalities or repurchase agreements) and investments in other registered investment companies (other than registered investment companies that identify an industry concentration in their name) are not considered to be issued by members of any industry.

8

(4)	Purchase or sell real estate directly. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from holding or selling real estate acquired as a result of the Fund’s ownership of securities or other instruments, investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

(5)	Act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws or in connection with investments in other investment companies.

(6)	Make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, (c) by purchasing non-publicly offered debt securities, (d) by purchasing commercial paper, or (e) by entering into any other lending arrangement permitted by the 1940 Act, any rules and regulations promulgated thereunder or interpretations of the SEC or its staff. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities.

Management

Trustees and Executive Officers

The business and affairs of the Trust are managed under the direction of the Board in compliance with the laws of the State of Delaware.  Among its duties, the Board generally meets and reviews on a quarterly basis the operations of the Fund as conducted by the Fund’s service providers.  The Trustees’ management of the Trust also includes a periodic review of the service providers’ agreements and fees charged to the Fund.  The names of the Trustees and executive officers of the Trust, each person’s position with the Trust and length of time served, address, date of birth and principal occupation(s) during the past five years are set forth below.  For each Trustee, information concerning the number of portfolios overseen by the Trustee and other directorships held by the Trustee has also been included.  Interested and Independent Trustees have been identified.

Name, Date of Birth and Address	Position with the Trust	Length of Time Served(1)	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships of Public Companies Held by Trustee During the Past Five Years
Interested Trustee:
Matthew C. Patten (2)(3) Born: December 1975 525 Bigham Knoll Jacksonville, OR 97530	Chairman/ Trustee/ Treasurer	Treasurer Since March 2004 Trustee Since September 2006	President since 2004 and Investment Committee Member and Portfolio Manager of Cutler Investment Counsel, LLC since 2003	3	None
Independent Trustees:
John P. Cooney Born: January 1932 525 Bigham Knoll Jacksonville, OR 97530	Lead Independent Trustee	Since April 2007	Retired; U.S. Magistrate Judge until March 2007	3	None
Robert F. Turner Born: June 1946 525 Bigham Knoll Jacksonville, OR 97530	Trustee	Since September 2012	Retired; Chairman from 2010 to 2012 and Executive Vice President and Chief Operating Officer from 1999 to 2010 of Jeld-Wen, Inc. (a manufacturing company)	3	None

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Edward T. Alter Born: July 1941 525 Bigham Knoll Jacksonville, OR 97530	Trustee	Since August 2013	Retired; Treasurer of the State of Utah from 1981 to 2009	3	None

Name, Date of Birth and Address	Position with the Trust	Length of Time Served(1)	Principal Occupation(s) During the Past Five Years
Executive Officers
Erich M. Patten (3) Born: October 1977 525 Bigham Knoll Jacksonville, OR 97530	President	Since March 2004
Investment Committee Member, Portfolio Manager and Chief Investment Officer of Cutler Investment Counsel, LLC since 2011; prior to 2011, Investment Committee Member, Portfolio Manager and Corporate Secretary of Cutler Investment Counsel, LLC

Brooke C. Ashland (3) Born: December 1951 525 Bigham Knoll Jacksonville, OR 97530	Vice President and Chief Compliance Officer	Since June 2002
Investment Committee Member and Chief Executive Officer of Cutler Investment Counsel, LLC since 2003; Chief Executive Officer and President of Trustee Investment Services, Inc. (a Trustee education firm) since 1991; President of Big Bear Timber, LLC (farming) since 1989

Tina H. Bloom Born: August 1968 225 Pictoria Drive Cincinnati, Ohio 45246	Secretary	Since April 2011	Director of Fund Administration of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC
Robert G. Dorsey Born: April 1957 225 Pictoria Drive Cincinnati, Ohio 45246	Vice President	Since March 2005	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC

(1)	Each Trustee holds office until he resigns or is removed. Officers are elected annually.
(2)	Matthew C. Patten is an Interested Trustee because of the positions he holds with the Adviser and its affiliates.
(3)	Matthew C. Patten and Erich M. Patten are brothers and the sons of Brooke C. Ashland.

Leadership Structure and Qualifications of Trustees

The Board of Trustees consists of four Trustees, three of whom are Independent Trustees.  The Board is responsible for the oversight of the Trust.  The Board is responsible for overseeing the investment adviser and the Trust’s other service providers in the operations of the Fund in accordance with the 1940 Act, other applicable federal and state laws, and the Trust Instrument.

The Board meets in person or by telephone at regularly scheduled meetings four times throughout the year. In addition, the Trustees may meet in person or by telephone at special meetings or on an informal basis at other times.  The Independent Trustees also meet at least quarterly without the presence of any representatives of management.  The Board has established four standing committees and may also establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities.  The Independent Trustees have also engaged independent legal counsel, and may from time to time engage consultants and other advisors to assist them in performing their oversight responsibilities.

The Board is led by its Chairman, Matthew C. Patten.  Mr. Matthew Patten is affiliated with the Trust’s investment adviser and is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because he is the President of the Adviser.  As Chairman, Mr. Matthew Patten has primary responsibility for setting the agenda for each Board meeting, presiding at each Board meeting and acting as the Board’s liaison with the various service providers.

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John P. Cooney serves as the Lead Independent Trustee.  He presides at all Executive Sessions of the Independent Trustees and has the authority to preside at meetings of the Board at which the Chairman of the Board is not present.  In his role as Lead Independent Trustee, Judge Cooney facilitates communication and coordination between the Independent Trustees and Trust management.  He also reviews meeting agendas for the Board and the information provided by management to the Independent Trustees.

The Board reviews its structure regularly and believes that its leadership structure, including having a majority of Independent Trustees, coupled with the responsibilities undertaken by Mr. Matthew Patten as Chairman and Judge Cooney as Lead Independent Trustee, is appropriate and in the best interests of the Trust, given its specific characteristics such as the Board’s size (four Trustees), the size of the fund complex (three funds) and the Fund’s investment style (publicly traded, primarily large cap equity securities of issuers in emerging market countries).  The Board also believes its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Trust management.

Board Committees.  The Board has established an Audit Committee, a Nominating Committee, a Valuation Committee and a Qualified Legal Compliance Committee (“QLCC”).  The Board of Trustees has determined that its committees help ensure that the Fund has effective and independent governance and oversight.  The members of the Audit and Nominating Committees and the QLCC are the three Independent Trustees: Edward T. Alter, John P. Cooney and Robert F. Turner.  The members of the Valuation Committee are all of the Trustees of the Trust.  John P. Cooney serves as the Chairman of the Valuation Committee and the QLCC, Robert F. Turner serves as the Chairman of the Nominating Committee and Edward T. Alter serves as the Chairman of the Audit Committee.  Each Committee Chairman has primary responsibility for setting the agendas and presides at all meetings of the Committee for which he serves as Chairman.  Each Committee Chairman facilitates communications and coordination between the Independent Trustees and Trust management with respect to the matters overseen by that Committee.

Audit Committee.  The Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Trust.  It also selects the Trust’s independent registered public accounting firm, reviews the methods, scope, and result of the audits, approves the fees charged for audit and non-audit services, and reviews the Trust’s internal accounting procedures and controls.  The Audit Committee met once during the fiscal year ended June 30, 2014.

Nominating Committee.  The Nominating Committee is charged with the duty of nominating all Independent Trustees and committee members, and presenting these nominations to the Board.  The Nominating Committee does not currently consider shareholder nominations.  The Nominating Committee, which meets when necessary, met once during the fiscal year ended June 30, 2014.

Valuation Committee.  The Valuation Committee ensures that the securities and other assets of the Fund are valued properly, fairly and in accordance with the Trust's Portfolio Securities Valuation Procedures.  The Valuation Committee is responsible for reviewing and providing advice regarding the Trust’s policies and procedures for determining the NAV per share of the Fund.  The Valuation Committee also produces fair value determinations for securities maintained in the Fund’s portfolio that are consistent with valuation procedures approved by the Board.  The Valuation Committee, which meets when necessary, did not meet during the fiscal year ended June 30, 2014.

Qualified Legal Compliance Committee.  The Qualified Legal Compliance Committee is responsible for receiving and investigating reports from attorneys representing the Trust of material violations of securities laws, a material breach of fiduciary duty or a similar material violation.  The Qualified Legal Compliance Committee did not meet during the fiscal year ended June 30, 2014 because no such reports were made during that period.

Qualifications of the Trustees.  The Nomination Committee reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board.  In evaluating a candidate for nomination or election as a Trustee, the Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Committee believes contribute to good governance for the Trust.  The Board has concluded, based on each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with the other Trustees, that each Trustee is qualified to serve on the Board.  The Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the Adviser, other service providers, legal counsel and independent public accountants; and to exercise effective business judgment in the performance of their duties as Trustees, support this conclusion.  In determining that a particular Trustee is and will continue to be qualified to serve as a Trustee, the Board considers a variety of criteria, none of which, in isolation, is controlling.

• Mr. Matthew Patten has served as Investment Committee Member and Portfolio Manager of the Adviser and its affiliates since 2003 and President of the Adviser since 2004.  He holds a B.A. degree in Economics and Environmental Geo-Science from Boston College and was awarded his M.B.A. from the University of Chicago.  Mr. Matthew Patten has served as a Trustee since 2004. The Board has concluded that Mr. Matthew Patten is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his professional investment and business experience, and his academic background.

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• Mr. John P. Cooney is a retired U.S. Magistrate Judge.  He served as a U.S. Magistrate Judge from 1990 to 2007 and previously served as an attorney in private practice.  Judge Cooney holds LL.B. and J.D. degrees from Willamette University.  He has served as a Trustee of the Trust since 2007 and has previously held leadership positions in various professional societies and community organizations. The Board has concluded that Judge Cooney is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his distinguished academic background and positions of leadership, and his business and judicial experience.

• Mr. Robert F. Turner retired in February 2012 as Chairman of Jeld-Wen, Inc., a manufacturing company.  He previously had served as Executive Vice President and Chief Operating Officer of Jeld-Wen, Inc. from 1999 to 2010.  Mr. Turner holds a B.S. degree in Business from the University of Oregon.  Mr. Turner has served on the Boards of several nonprofit organizations, including the University of Oregon Foundation and Jeld-Wen Foundation. The Board has concluded that Mr. Turner is suitable to serve as a Trustee because of his business experience, his academic background and his service on other boards.

• Mr. Edward T. Alter retired in January 2009 after 28 years as Treasurer of the State of Utah.  He holds a B.A. degree in Banking and Finance and an M.B.A. from the University of Utah.  Mr. Alter is a Certified Public Accountant and has over 40 years of accounting and financial management experience.  He was formerly a member of the Utah State Bonding Commission, the Private Activity Bond Review Board and the Utah Housing and Finance Agency Board.  Mr. Alter has served as a member of the Utah State Retirement Board for over 30 years and served as President of the Board for 9 years.  He also serves as a member of the Utah Capital Investment Board and the Utah Higher Education Assistance Board.  The Board has concluded that Mr. Alter is suitable to serve as a Trustee because of his professional investment and business experience, his academic background and his service and leadership on other boards.

Risk Oversight.  An integral part of the Board’s overall responsibility for overseeing the management and operations of the Trust is the Board’s oversight of the risk management of the Trust’s investment programs and business affairs.  The Fund is subject to a number of risks, such as investment risk, credit risk, valuation risk, operational risk, and legal, compliance and regulatory risk.  The Trust, the Adviser and the other service providers have implemented various processes, procedures and controls to identify risks to the Fund, to lessen the probability of their occurrence and to mitigate any adverse effect should they occur.  Different processes, procedures and controls are employed with respect to different types of risks.  These systems include those that are embedded in the conduct of the regular operations of the Board and in the regular responsibilities of the officers of the Trust and the other service providers.

The Board exercises oversight of the risk management process through the Board itself and through its various committees.  In addition to adopting, and periodically reviewing, policies and procedures designed to address risks to the Fund, the Board of Trustees requires management of the Adviser and the Trust, including the Trust’s Chief Compliance Officer, to report to the Board and the committees on a variety of matters, including matters relating to risk management, at regular and special meetings.  The Board and the committees receive regular reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters.  On at least an annual basis, the Independent Trustees meet separately with the Trust’s Chief Compliance Officer, outside the presence of management, to discuss issues related to compliance.  Furthermore, the Board receives an annual report from the Trust’s Chief Compliance Officer regarding the operation of the compliance policies and procedures of the Trust and its primary service providers.

The Board also receives quarterly reports from the Adviser on the investments and securities trading of the Fund, including the investment performance of the Fund, as well as reports regarding the valuation of the Fund’s securities.  In addition, in its annual review of the Fund’s investment advisory agreement, the Board reviews information provided by the Adviser relating to its operational capabilities, financial condition and resources.  The Board also conducts an annual self-evaluation that includes a review of its effectiveness in overseeing, among other things, the number of funds in the Trust and the effectiveness of its committee structure.

Although the risk management policies of the Adviser and the Trust’s other service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective.  Not all risks that may affect the Trust can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond the control of the Trust, the Adviser or its affiliates, or other service providers to the Trust.  The Board may at any time, and in its sole discretion, change the manner in which it conducts its risk oversight role.
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Trustee Ownership of Fund Shares

Trustee*	Dollar Range of Beneficial Ownership in the Fund as of December 31, 2014**	Aggregate Dollar Range of Ownership as of December 31, 2014 in all Funds Overseen by Trustee in the Same Family of Investment Companies
Interested Trustee
Matthew C. Patten	None	Over $100,000
Independent Trustees
John P. Cooney	None	Over $100,000
Robert F. Turner	None	None
Edward T. Alter	None	None

*	Each Trustee serves as a trustee to all three funds of the Trust.
**	The Fund was not in existence as of December 31, 2014.

Ownership of Securities of the Adviser and Principal Underwriter

As of December 31, 2014, no Independent Trustee or any of his immediate family members owned beneficially or of record securities of the Fund’s investment adviser or principal underwriter, or any person directly or indirectly, controlling, controlled by or under common control with the Fund’s’ investment adviser or principal underwriter.

Compensation of Trustees and Officers

For his service to the Trust, each Independent Trustee of the Trust is paid an annual retainer fee of $7,500, plus a fee of $1,250 per Board meeting attended.  The Trustees are also reimbursed for travel and related expenses incurred in attending Board meetings.  Mr. Patten receives no compensation (other than reimbursement for travel and related expenses) for his service as a Trustee of the Trust.  No officer or employee of the Trust is compensated by the Trust but officers are reimbursed for travel and related expenses incurred in attending Board meetings.  The following table sets forth the fees paid to each current Trustee by the Trust and the Fund Complex during the fiscal year ended June 30, 2014.

Trustee	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued	Estimated Annual Benefits upon Retirement	Total Compensation from Trust and Fund Complex
Matthew C. Patten(1)	$ 0	$ 0	$ 0	$ 0
John P. Cooney	$ 12,500	$ 0	$ 0	$ 12,500
Robert F. Turner	$12,500	$ 0	$ 0	$ 12,500
Edward T. Alter(2)	$ 9,375	$ 0	$ 0	$ 9,375

(1)	Mr. Patten is an Interested Trustee because of the positions he holds with the Adviser and its affiliates.
(2)	Mr. Alter did not begin to serve on the Board until August 2013.

Investment Adviser

Services of Adviser

The Adviser serves as investment adviser to the Fund pursuant to an investment advisory agreement (the “Advisory Agreement”) with the Trust.  Under the Advisory Agreement, the Adviser furnishes at its own expense all services, facilities and personnel necessary in connection with managing the Fund’s investments and effecting portfolio transactions for the Fund.

Ownership of Adviser/Affiliations

Brooke C. Ashland, Vice President of the Trust, has a majority ownership interest in the Adviser and is therefore deemed to control the Adviser.  The Adviser is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940.  The Trustees or executive officers of the Trust who are employed by the Adviser (or affiliates of the Adviser) are Brooke C. Ashland, Matthew C. Patten and Erich M. Patten.  The titles for each as they relate to the Trust, the Adviser and affiliates of the Adviser are located in the table in this section under the caption “Trustees and Executive Officers.”

Fees Paid to Adviser

The Adviser’s fee is calculated as a percentage of the Fund’s average net assets.  The fee, which is accrued daily by the Fund and is paid monthly, is equal to 0.85% per annum of the average daily net assets of the Fund.  The Adviser has agreed to reduce its investment advisory fees until July 1, 2016 to the extent necessary to limit annual ordinary operating expenses (excluding brokerage costs, taxes, interest, acquired fund fees and expenses and extraordinary expenses) to 1.55% of the Fund’s average daily net assets.  Any such fee reductions by the Adviser are subject to repayment by the Fund, provided that the repayment does not cause the Fund’s ordinary operating expenses to exceed the foregoing expense limit, and provided further that the fees which are the subject of the repayment were incurred within 3 years of the repayment.

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Other Provisions of the Advisory Agreement

Unless sooner terminated, the Advisory Agreement shall continue in effect from year to year with respect to the Fund so long as it is approved at least annually by the Board or by vote of the Fund’s shareholders, and in either case by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval.

The Advisory Agreement may be terminated with respect to the Fund without penalty by the Trust on 60 days written notice when authorized either by vote of the holders of a majority of the Fund’s outstanding securities or by a vote of a majority of the Board on 60 days written notice to the Adviser, or by the Adviser on 60 days written notice to the Trust.  The Advisory Agreement terminates automatically in the event of its assignment, as defined by the 1940 Act.

Under the Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law, except that the Advisory Agreement does not protect the Adviser against any liability by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Advisory Agreement.

Portfolio Managers

Erich M. Patten, Matthew C. Patten, and Xavier J. Urpi, the Fund’s Portfolio Managers, are also responsible for the day-to-day management of other accounts, as indicated in the following table.

Other Accounts Managed (as of May 31, 2015)

Name of Portfolio Manager	Type of Accounts	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets of Accounts with Advisory Fee Based on Performance
Matthew C. Patten	Other Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	0 0 423	$ 0 $ 0 $ 340.3 million	0 0 0	$ 0 $ 0 $ 0
Erich M. Patten	Other Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	0 0 423	$ 0 $ 0 $ 340.3 million	0 0 0	$ 0 $ 0 $ 0
Xavier J. Urpi	Other Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	0 0 15	$ 0 $ 0 $ 575.4 million	0 0 0	$ 0 $ 0 $ 0

Potential Conflicts of Interest

The Adviser does not believe there are any material conflicts of interest in connection with the Portfolio Managers’ management of the Fund’s investments and the investments of other accounts listed above.  However, potential conflicts of interest may arise if and when the Fund and other accounts managed by the Portfolio Managers follow the same investment strategy and the Adviser is purchasing the same securities for the Fund and its other clients or where a Portfolio Manager is trading personally in the same securities.

In the event that more than one account managed by the Adviser is trading the same security, the Adviser has adopted policies and procedures designed to allocate trades on a pro rata basis across all accounts managed by the Adviser.  These policies are designed to ensure equitable treatment of all accounts and to protect the Fund from disparate treatment due to any conflicts of interest.  In addition, procedures are in place to monitor personal trading by the Portfolio Managers to ensure that the interests of the Adviser’s clients come first.

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Compensation

Each Portfolio Manager is an equity owner of the Adviser and his compensation, consisting of a fixed annual salary plus the potential for a discretionary bonus, varies with the general success of the Adviser as a firm.  The Portfolio Managers’ compensation is not directly linked to any specific factors, such as the Fund’s performance or asset levels, but these factors may nevertheless affect the performance and profitability of the Adviser and may, as a result, affect the Portfolio Managers’ compensation.

Ownership of Fund Shares

Because the Fund is newly organized, none of the Portfolio Managers own any shares of the Fund as of the date of this SAI.

Distributor

The principal underwriter of the shares of the Fund is Ultimus Fund Distributors, LLC (the “Distributor”), located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.  The Distributor is a subsidiary of Ultimus Fund Solutions, LLC, the Trust’s administrator.  Robert G. Dorsey, Mark J. Seger and Tina H. Bloom are each an officer of the Trust and an officer of the Distributor.  The Distributor serves as principal underwriter for the Trust pursuant to a Distribution Agreement.  Shares of the Fund are sold on a continuous basis by the Distributor.  The Distributor has agreed to use its best efforts to solicit orders for the sale of the Fund’s shares, but it is not obliged to sell any particular amount of shares.

The Distribution Agreement provides that, unless sooner terminated, it will continue in effect from year to year so long as such continuance is approved.  The Distribution Agreement must be approved at least annually by the Board or by vote of the shareholders, and in either case by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval.

The Distribution Agreement is terminable without penalty by the Trust on 60 days written notice when authorized either by vote of a majority of the Fund’s outstanding securities or by a vote of a majority of the Board on 60 days written notice to the Distributor, or by the Distributor on 60 days written notice to the Trust.  The Distribution Agreement terminates automatically in the event of its assignment, as defined by the 1940 Act.

Other Service Providers to the Fund

Administrator, Accountant and Transfer Agent

The Trust retains Ultimus Fund Solutions, LLC (the “Administrator”), located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, to provide the Fund with administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services.  The Administrator maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions.  The Administrator also provides accounting and pricing services to the Fund and supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services.  The Administrator supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the SEC and state securities commissions, and materials for meetings of the Board.

For the performance of these services the Administrator receives a monthly fee from the Fund based on its average daily net assets (subject to a minimum fee per month), plus out-of-pocket expenses.

Custodian

The Fund’s custodian is US Bank, N.A. (the “Custodian”), located at 425 Walnut Street, Cincinnati, Ohio 45202.  The Custodian, pursuant to an agreement with the Trust, safeguards and controls the Fund’s cash and securities and collects income on the Fund’s investments.  The Custodian may employ subcustodians to provide custody of the Fund’s assets.

Independent Registered Public Accounting Firm

BBD, LLP has been selected as the Fund’s independent registered public accounting firm.  BBD, LLP, located at 1835 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, audits the annual financial statements of the Fund and prepares the Fund’s tax returns.

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Portfolio Transactions

How Securities are Purchased and Sold

Purchases and sales of portfolio securities that are fixed income securities (for instance, money market instruments and bonds, notes and bills) usually are principal transactions.  In a principal transaction, the party from whom the Fund purchases or to whom the Fund sells is acting on its own behalf (and not as the agent of some other party such as its customers).  These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities.  There usually are no brokerage commissions paid for these securities.

Purchases and sales of portfolio securities that are equity securities (for instance common stock and preferred stock) are generally effected: (1) if the security is traded on an exchange, through brokers who charge commissions; and (2) if the security is traded in the “over-the-counter” markets, in a principal transaction directly from a market maker.  In transactions on stock exchanges, commissions are negotiated.  When transactions are executed in an over-the-counter market, the Adviser will seek to deal with the primary market makers; but when necessary in order to obtain best execution, the Adviser will utilize the services of others.

Purchases of securities from underwriters of the securities include a disclosed fixed commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price.

In the case of fixed income and equity securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.

Adviser Responsibility for Purchases and Sales

Subject to any applicable policies adopted by the Trust, the Adviser places orders for the purchase and sale of securities with brokers and dealers selected by the Adviser in its discretion.  The Fund does not have any obligation to deal with any specific broker or dealer in the execution of portfolio transactions.  Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of the Fund rather than by any formula.

The Adviser seeks “best execution” for all portfolio transactions.  This means that the Adviser seeks the most favorable price and execution available.  The Adviser’s primary consideration in placing trades for the Fund is prompt execution of orders in an effective manner and at the most favorable price available.

Choosing Broker-Dealers

The Fund may not always pay the lowest commission or spread available.  Rather, in determining the amount of commissions (including certain dealer spreads) paid in connection with securities transactions, the Adviser takes into account factors such as size of the order, difficulty of execution, efficiency of the executing broker’s facilities (including the research services described below) and any risk assumed by the executing broker.

Obtaining Research from Brokers

The Adviser may give consideration to research services furnished by brokers to the Adviser for its use and may cause the Fund to pay these brokers a higher commission than may be charged by other brokers.  This research is designed to augment the Adviser’s own internal research and investment strategy capabilities.  This research may be used by the Adviser in connection with services to clients other than the Fund, and not all research services may be used by the Adviser in connection with the Fund.  The Adviser’s fees are not reduced by reason of the Adviser’s receipt of research services.

Subject to applicable regulations and the Adviser’s fiduciary duties, the Adviser has full brokerage discretion.  It evaluates the range of quality of a broker’s services in placing trades including securing best price, confidentiality, clearance and settlement capabilities, promptness of execution and the financial stability of the broker-dealer.  Under certain circumstances, the value of research provided by a broker-dealer may be a factor in the selection of a broker.  This research would include reports that are common in the industry.  Typically, the research will be used to service all of the Adviser’s accounts although a particular client may not benefit from all the research received on each occasion.  The nature of the services purchased for clients include industry research reports and periodicals, quotation systems and formal databases.

Occasionally, the Adviser may place an order with a broker and pay a slightly higher commission than another broker might charge.  If this is done it will be because of the Adviser’s need for specific research, for specific expertise a firm may have in a particular type of transaction (due to factors such as size or difficulty), or for speed/efficiency in execution.  Since most of the Adviser’s brokerage commissions for research are for economic research on specific companies or industries and, since the Adviser follows a limited number of securities, most of the commission dollars spent for industry and stock research directly benefit the Adviser’s clients.

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There are occasions on which portfolio transactions may be executed as part of concurrent authorizations to purchase or sell the same securities for more than one account served by the Adviser.  Although such concurrent authorizations potentially could be either advantageous or disadvantageous to any one or more particular accounts, they will be effected only when the Adviser believes that to do so will be in the best interest of the affected accounts.  When such concurrent authorizations occur, the objective will be to allocate the execution in a manner that is deemed equitable to the accounts involved.  Clients are typically allocated securities with prices averaged on a per-share or per-bond basis.

Transactions through Affiliates

The Adviser does not effect brokerage transactions through affiliates of the Adviser (or affiliates of those persons).  The Board has not adopted procedures to allow such transactions.

Other Accounts of the Adviser

Investment decisions for the Fund are made independently from those for any other account or investment company that is or may in the future become managed by the Adviser or its affiliates.  Investment decisions are the product of many factors, including basic suitability for the particular client involved.  Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time.  Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security.  In some instances, one client may sell a particular security to another client.  It also sometimes happens that two or more clients simultaneously purchase or sell the same security.  In that event, each day’s transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in the Adviser’s opinion, is equitable to each and in accordance with the amount being purchased or sold by each.  There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security.  In addition, when purchases or sales of the same security for the Fund and other client accounts managed by the Adviser occurs contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

Portfolio Turnover

The frequency of portfolio transactions of the Fund (the portfolio turnover rate) will vary from year to year depending on many factors.  From time to time the Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets.  The Fund expects normal turnover of less than 100%, although there can be periods of greater or lesser action based upon market and corporate earnings activity.  An annual portfolio turnover rate of 100% would occur if all of the securities in the Fund were replaced once in a period of one year.  Higher portfolio turnover rates may result in increased brokerage costs to the Fund and a possible increase in short-term capital gains.

Securities of Regular Broker-Dealers

From time to time the Fund may acquire and hold securities issued by its “regular brokers and dealers” or the parents of those brokers and dealers.  For this purpose, regular brokers and dealers means the 10 brokers or dealers that:  (1) received the greatest amount of brokerage commissions during the Fund’s last fiscal year; (2) engaged in the largest amount of principal transactions for portfolio transactions of the Fund during the Fund’s last fiscal year; or (3) sold the largest amount of the Fund’s shares during the Fund’s last fiscal year.

Policy Regarding Selective Disclosure of Portfolio Holdings

The Board has adopted the Policy Regarding Selective Disclosure of Portfolio Holdings set forth below to govern the circumstances under which disclosure regarding portfolio securities held by the Fund, and disclosure of purchases and sales of such securities, may be made to shareholders of the Fund or other persons.  The Board has delegated to the Trust’s Chief Compliance Officer the responsibility for ongoing monitoring and supervision of the policy to ensure compliance.  The Board provides ongoing oversight of compliance with the policy and, as part of this oversight function, the Trustees receive from the Trust’s Chief Compliance Officer reports on any material violations of or exceptions to this policy.  Although no material conflicts of interest are believed to exist that could disadvantage the Fund or the Fund’s shareholders, various safeguards have been implemented to protect the Fund and the Fund’s shareholders from conflicts of interest, including: the adoption of Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act designed to prevent fraudulent, deceptive or manipulative acts by officers and employees of the Trust, its investment adviser and its principal underwriter in connection with their personal securities transactions; the adoption by the Fund’s investment adviser and principal underwriter of insider trading policies and procedures designed to prevent their employees’ misuse of material non-public information; and the adoption by the Trust of a Code of Ethics for principal officers of the Trust that requires such officers to avoid conflicts of interest and to report to the Chief Compliance Officer any affiliations or other relationships that could potentially create a conflict of interest with the Fund.

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•	Public disclosure regarding the portfolio securities held by the Fund is made quarterly in the Annual Report and Semi-Annual Report to shareholders and in quarterly holdings reports on Form N-Q (“Official Reports”). Except for such Official Reports and as otherwise expressly permitted herein, shareholders and other persons may not be provided with information regarding portfolio securities held, purchased or sold by the Fund.

•	Information regarding portfolio securities, and other information regarding the investment activities of the Fund, may be disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Fund, but only if such disclosure has been approved by the Chief Compliance Officer of the Trust.

•	This policy relating to disclosure of the Fund’s holdings of portfolio securities does not prohibit: (i) disclosure of information to the Fund’s investment adviser or to other service providers, including but not limited to, the Trust’s administrator, distributor, custodian, legal counsel and auditors, or to brokers and dealers through whom the Fund purchases and sells portfolio securities; and (ii) disclosure of holdings of, or transactions in, portfolio securities by the Fund that is made on the same basis to all shareholders of the Fund.

•	The Chief Compliance Officer may approve other arrangements, not described herein, under which information relating to portfolio securities held by the Fund, or purchased or sold by the Fund (other than information contained in Official Reports), is disclosed to any shareholder or other person. The Chief Compliance Officer shall approve such an arrangement only if she concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Fund and is unlikely to affect adversely the Fund or any shareholder of the Fund. The Chief Compliance Officer shall inform the Board of any such arrangements that are approved, and the rationale supporting approval, at the next regular quarterly meeting of the Board following such approval. The Chief Compliance Officer shall also inform the Board at least quarterly of any violations of this policy.

•	Neither the Adviser nor the Trust (nor any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to portfolio securities held, purchased or sold by the Fund.

Below is a table that lists each service provider and other entity receiving non-public portfolio information along with information regarding the frequency of access, lag time for disclosure of portfolio information, and limitations on use (including a prohibition on trading on non-public information) of portfolio information.

Type of Service Provider	Frequency of Access to Portfolio Information	Restrictions on Use	Lag Time
Adviser	Daily	Contractual and Ethical	None
Administrator and Distributor	Daily	Contractual and Ethical	None
Custodian	Daily	Contractual and Ethical	None
Auditor	During annual audit, or as needed	Ethical	None
Legal counsel	Regulatory filings, board meetings, and if a legal issue regarding the portfolio requires counsel’s review	Ethical	None
Printers/Typesetters	Twice a year – printing of semi-annual and annual reports	No formal restrictions in place	None
Broker/dealers through which the Fund purchases and sells portfolio securities	Daily access to the relevant purchase and/or sale – no broker/dealer has access to the Fund’s entire portfolios	Contractual and Ethical	None
Independent Rating or Ranking Agencies: Morningstar Inc., Lipper, Bloomberg L.P., and FactSet	Monthly	No formal restrictions	At least 30 days
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The Board has determined that the Fund and the Fund’s shareholders are adequately protected by the restrictions on use in those instances listed above, including those where contractual obligations between the Trust and the party do not exist.  There can be no assurance, however, that the Fund’s Policy Regarding Selective Disclosure of Portfolio Holdings will prevent the misuse of such information by firms or individuals that receive such information.

Additional Purchase and Redemption Information

General Information

You may effect purchases or redemptions or request any shareholder privilege in person at the Transfer Agent’s offices located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

The Fund accepts orders for the purchase or redemption of shares on any weekday except days when the New York Stock Exchange is closed.

The Fund may not be available for sale in the state in which you reside.  Please check with your investment professional to determine the Fund’s availability.

Additional Purchase Information

Shares of the Fund are sold on a continuous basis by the Distributor at the next calculated NAV per share, without any sales charge.  Accordingly, the offering price per share is the same as the NAV.

The Fund reserves the right to refuse any purchase request in excess of 1% of the Fund’s total assets.  The Fund also reserves the right to refuse any purchase request, particularly requests that could adversely affect the Fund or the Fund’s operations.  This includes those from any individual or group who, in the Fund’s view, is likely to engage in excessive trading as described in the Prospectus.

The Fund’s shares are normally issued for cash only.  In the Adviser’s discretion, however, the Fund may accept portfolio securities that meet the investment objective and policies of the Fund as payment for Fund shares. The Fund will only accept securities that: (1) are not restricted as to transfer by law and are not illiquid; and (2) have a value that is readily ascertainable (and not established only by fair valuation procedures).

Individual Retirement Accounts (IRAs)

All contributions into an IRA through the automatic investing plan are treated as IRA contributions made during the year the investment is received.

UGMAs/UTMAs

If the trustee’s name is not in the account registration of a uniform gift or transfer to minor (“UGMA/UTMA”) account, the investor must provide a copy of the trust document.

Purchases Through Financial Institutions

You may purchase and redeem shares through certain broker-dealers, banks and other financial institutions.  Financial institutions may charge their customers a fee for their services and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

If you purchase shares through a financial institution, you will be subject to the institution’s procedures, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable when you invest in the Fund directly.  When you purchase the Fund’s shares through a financial institution, you may or may not be the shareholder of record and, subject to your institution’s procedures, you may have the Fund’s shares transferred into your name. There is typically a three-day settlement period for purchases and redemptions through broker-dealers.  Certain financial institutions may also enter purchase orders with payment to follow.

You may not be eligible for certain shareholder services when you purchase shares through a financial institution.  Contact your institution for further information.  If you hold shares through a financial institution, the Fund may confirm purchases and redemptions to the financial institution, which will provide you with confirmations and periodic statements.  The Fund is not responsible for the failure of any financial institution to carry out its obligations to its customers.

Investors purchasing shares of the Fund through a financial institution should read any materials and information provided by the financial institution to acquaint themselves with its procedures and any fees that the institution may charge.

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Additional Redemption Information

The Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to transactions in Fund shares effected for the benefit of a shareholder, as provided in the Prospectus.

Suspension of Right of Redemption

The Fund may suspend the right of redemption when: (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted; (2) an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (3) the SEC by order has permitted a suspension for the protection of the shareholders of the Fund.

Redemption In-Kind

Redemption proceeds normally are paid in cash.  However, payments may be made wholly or partly in portfolio securities if management of the Trust determines conditions exist which would make payment in cash detrimental to the best interests of the Fund.  If redemption proceeds are paid wholly or partly in portfolio securities, brokerage costs may be incurred by the shareholder in converting the securities to cash.  In addition, the shareholder will bear the risk of any market fluctuation in the price of a security from the time of valuation by the Fund to the time of transfer to the shareholder.  Accordingly, the redeeming shareholder, when selling a security received in-kind, may receive cash of a lesser or greater amount than the total value of the portfolio securities received in redemption of Fund shares.  The Fund will endeavor to transfer the security to the shareholder as quickly as practicable, subject to the shareholder’s timely provision of information pertaining to the custodial account to which such securities will be transferred.  The shareholder will bear all costs associated with the in-kind distribution of portfolio securities.  The Fund has filed an election with the SEC pursuant to which the Fund may effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund’s total net assets, whichever is less, during any 90-day period.  In the opinion of management of the Trust, however, the amount of a redemption request would have to be significantly greater than $250,000 or 1% of total net assets before a redemption wholly or partly in portfolio securities would be made.  In connection with a redemption in-kind, the shareholder has the option to receive in cash the lesser of $250,000 or 1% of the Fund’s net assets.  The shareholder may waive this right.

NAV Determination

The price of the Fund’s shares on any given day is its NAV per share.  NAV is calculated for the Fund on each day that the New York Stock Exchange is open for trading.  In determining the Fund’s NAV per share, securities for which market quotations are readily available are valued at current market value using the last reported sales price provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time).  If no sale price is reported, the mean of the last bid and ask price is used.  Non-exchange traded securities for which over-the-counter quotations are available are generally valued at the closing bid price.  Investments in other open-end regulated investment companies are valued at NAV per share.  Securities traded on a foreign stock exchange may be valued based upon the closing price on the principal exchange where the security is traded; however, because the value of such securities may be materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which such securities are traded, such securities will typically be priced at their fair value as determined by an independent pricing service approved by the Board of Trustees.  As a result, the prices of securities used to calculate the Fund’s net asset value may differ from quoted or published prices for the same securities.  Values of foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by an independent pricing quotation service.

The Fund values securities at fair value pursuant to procedures adopted by the Board if (1) market quotations are insufficient or not readily available or (2) the Adviser believes that the prices or values available are unreliable due to, among other things, the occurrence of events after the close of the securities markets on which the Fund’s securities primarily trade but before the time as of which the Fund calculates its NAV.

Distributions

Unless a shareholder has elected to receive distributions in cash, distributions of net investment income will be reinvested at the Fund’s NAV per share calculated on the payment date.  Distributions of capital gains will also be reinvested at the NAV per share of the Fund calculated on the payment date for the distribution.

A distribution will be treated as paid to you on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year.

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Taxation

The tax information set forth in the Prospectus and the information in this section relates solely to U.S. Federal income tax law and assumes that the Fund qualifies as a regulated investment company (as discussed below).  Such information is only a summary of certain key Federal income tax considerations affecting the Fund and the Fund’s shareholders that are not described in the Prospectus.  No attempt has been made to present a complete explanation of the Federal tax treatment of the Fund or the tax implications for shareholders.  The discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

This “Taxation” section is based on the Code and applicable regulations in effect on the date hereof.  Future legislative or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and the Fund’s shareholders.  Any of these changes or court decisions may have a retroactive effect.

All investors should consult their own tax advisor as to the Federal, state, local and foreign tax provisions applicable to them.

Qualification as a Regulated Investment Company

The Fund intends to qualify each tax year as a “regulated investment company” under the Code.  This qualification does not involve governmental supervision of management or investment practices or policies of the Fund.

The tax year of the Fund ends on June 30 (the same as the Fund’s fiscal year end).

Meaning of Qualification

As a regulated investment company, the Fund generally will not be subject to Federal income tax on the portion of its investment company taxable income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses, and the excess of short-term capital gains over long-term capital losses) and net capital gains (i.e., the excess of long-term capital gains over short-term capital losses) that it distributes to shareholders.  In order to qualify as a regulated investment company the Fund must satisfy the following requirements:

•	The Fund must distribute at least 90% of its investment company taxable income for the tax year. (Certain distributions made by the Fund after the close of its tax year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement.)

•	The Fund must derive at least 90% of its gross income each year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities, or other income (including gains from options and futures contracts) derived from its business of investing in securities.

•	The Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s total assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of the issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

Failure to Qualify

If for any tax year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gains) will be subject to tax at regular corporate rates without any deduction for dividends to shareholders, and the dividends will be taxable to the shareholders as ordinary income to the extent of the Fund’s current and accumulated earnings and profits.  A portion of these distributions generally may be eligible for the dividends-received deduction in the case of corporate shareholders.

Failure to qualify as a regulated investment company would thus have a negative impact on the Fund’s income and performance.  It is possible that the Fund will not qualify as a regulated investment company in any given tax year.

Based on the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), there is a remedy for failure of the Subchapter M asset diversification test, if the failure was due to reasonable cause and not willful neglect, subject to certain divestiture and procedural requirements and the payment of a tax.  The Modernization Act also sets forth a de minimis exception to a potential failure of the Subchapter M asset diversification test, which would require corrective action but no tax.  In addition, the Modernization Act allows for the remedy of a failure of the source-of-income requirement, if the failure was due to reasonable cause and not willful neglect, subject to certain procedural requirements and the payment of a tax.

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Fund Distributions

The Fund anticipates distributing substantially all of its investment company taxable income for each tax year.  These distributions are taxable to shareholders as ordinary income.  A portion of these distributions may qualify for the 70% dividends-received deduction for corporate shareholders.

A portion of the Fund’s distributions may be treated as “qualified dividend income,” taxable to individuals at a maximum Federal tax rate of 15% (5% for individuals in lower tax brackets).  A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met.  To the extent the Fund’s distributions are attributable to other sources, such as interest or capital gains, the distributions generally are not treated as qualified dividend income.

The Fund anticipates distributing substantially all of its net capital gains for each tax year.  These distributions generally are made only once a year, usually in December, but the Fund may make additional distributions of net capital gains at any time during the year.  These distributions are taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held shares.

The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards.  Capital losses may be utilized indefinitely to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

Distributions by the Fund that do not constitute ordinary income dividends or capital gains distributions will be treated as a return of capital.  Return of capital distributions reduce the shareholder’s tax basis in the shares and are treated as gain from the sale of the shares to the extent the shareholder’s basis would be reduced below zero.

All distributions by the Fund will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of the Fund.  Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

A shareholder may purchase shares at a time when the Fund’s NAV reflects undistributed net investment income or realized capital gains, or unrealized appreciation in the value of the assets of the Fund.  Distributions of these amounts are taxable to the shareholder in the manner described above, although the distribution economically constitutes a return of capital to the shareholder.

If a shareholder holds shares for six months or less and redeems shares at a loss after receiving a capital gains distribution, the loss will be treated as a long-term capital loss to the extent of the distribution.

Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which they are made.  A distribution declared in October, November or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed to be received by the shareholders (and made by the Fund) on December 31 of that calendar year if the distribution is actually paid in January of the following year.

Shareholders will be advised annually as to the U.S. Federal income tax consequences of distributions made (or deemed made) to them during the year.

Certain U.S. shareholders, including individuals and estates and trusts, are subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Fund and net gains from the disposition of Fund shares.  U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Fund.

Certain Tax Rules Applicable to the Fund’s Transactions

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrue expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss.  Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss.  These gains or losses, referred to under the Code as “Section 988” gains or losses, increase or decrease the amount of the Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund’s net capital gains.

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If the Fund owns shares in a foreign corporation that constitutes a “passive foreign investment company” (a “PFIC”) for Federal income tax purposes and the Fund does not elect to treat the foreign corporation as a “qualified electing fund” within the meaning of the Code, the Fund may be subject to U.S. Federal income taxation on a portion of any “excess distribution” it receives from the PFIC or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders.  The Fund may also be subject to additional interest charges in respect of deferred taxes arising from such distributions or gains.  Any tax paid by the Fund as a result of its ownership of shares in a PFIC will not give rise to any deduction or credit to the Fund or to any shareholder.  A PFIC means any foreign corporation if, for the taxable year involved, either (1) it derives at least 75% of its gross income from “passive income” (including, but not limited to, interest, dividends, royalties, rents and annuities) or (2) on average, at least 50% of the value (or adjusted tax basis, if elected) of the assets held by the corporation produce “passive income.”  The Fund could elect to “mark-to market” stock in a PFIC.  Under such an election, the Fund would include in income each year an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the Fund’s adjusted basis in the PFIC stock.  The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over the fair market value of the PFIC stock as of the close of the taxable year, but only to the extent of any net mark-to-market gains included by the Fund for prior taxable years.  The Fund’s adjusted basis in the PFIC stock would be adjusted to reflect the amounts included in, or deducted from, income under this election.  Amounts included in income pursuant to this election, as well as gain realized on the sale or other disposition of the PFIC stock, would be treated as ordinary income.  The deductible portion of any mark-to-market loss, as well as loss realized on the sale or other disposition of the PFIC stock to the extent that such loss does not exceed the net mark-to-market gains previously included by the Fund, would be treated as ordinary loss.  The Fund generally would not be subject to the deferred tax and interest charge provisions discussed above with respect to PFIC stock for which a mark-to-market election has been made.  If the Fund purchases shares in a PFIC and the Fund does elect to treat the foreign corporation as a “qualified electing fund” under the Code, the Fund may be required to include in its income each year a portion of the ordinary income and net capital gains of the foreign corporation, even if this income is not distributed to the Fund.  Any such income would be subject to the 90% distribution requirement described above and the excise tax distribution requirement described below.  However, because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, the Fund may incur the tax and interest charges described above in some instances.

Federal Excise Tax

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to: (1) 98% of its ordinary taxable income for the calendar year; (2) 98.2% of its capital gain net income for the one-year period ended on October 31 of the calendar year; and (3) the balance of any undistributed amounts from prior years.  The Fund will be treated as having distributed any amount on which it is subject to income tax for any tax year ending in a calendar year.

For purposes of calculating the excise tax, the Fund may: (1) reduce its capital gain net income (but not below its net capital gains) by the amount of any net ordinary loss for the calendar year and (2) exclude foreign currency gains and losses incurred after October 31 of any year in determining the amount of ordinary taxable income for the current calendar year.  The Fund will include foreign currency gains and losses incurred after October 31 in determining ordinary taxable income for the succeeding calendar year.

The Fund intends to make sufficient distributions of ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax.  Investors should note, however, that the Fund might in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Sale or Redemption of Shares

In general, a shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder’s adjusted tax basis in the shares.  All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption (a so-called “wash sale”).  In general, any gain or loss arising from the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year.  Any capital loss arising from the sale or redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of the amount of capital gains distributions received on such shares.  For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) generally will apply in determining the holding period of shares.  Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

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Backup Withholding Tax

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 28% of distributions and the proceeds of redemptions of shares paid to any shareholder: (1) who has failed to provide its correct taxpayer identification number; (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly; or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other “exempt recipient.”

Foreign Securities

The Fund may be subject to a tax on dividend or interest income received from securities of a non-U.S. issuer withheld by a foreign country at the source.  The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or exemption from tax on such income.  It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested within various countries is not known.  It is expected that more than 50% of the value of its total assets at the close of a taxable year will normally consist of stocks or securities of foreign companies. If that is the case, the Fund may therefore elect to pass through to its shareholders the foreign income taxes paid by the Fund, provided that certain holding period requirements are met.  In such case, the shareholders would be treated as receiving, in addition to the distributions actually received, their proportionate share of foreign income taxes paid by the Fund, and will be treated as having paid such foreign taxes.  Shareholders generally will be entitled to deduct or, subject to certain limitations, claim a foreign tax credit with respect to such foreign income taxes.  A foreign tax credit will be allowed for shareholders who hold shares of the Fund, and the Fund must hold shares in the dividend or interest paying corporation, for at least 16 days during the 31-day period beginning on the date that is 15 days before the ex-dividend date.  Furthermore, in determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset by means of options, short sales or similar instruments is not included.  Additionally, a shareholder would not benefit to the extent it or the Fund is obligated (e.g., pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property.  Shareholders who have been passed through foreign tax credits of no more than $300 ($600 in the case of married couples filing jointly) during a tax year may be able to claim the foreign tax credit for these amounts directly on their federal income tax returns without having to file a separate Form 1116.

Foreign Shareholders

Taxation of a shareholder who under the Code is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (“foreign shareholder”), depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by the foreign shareholder.

If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income distributions paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the distribution.  The foreign shareholder generally would be exempt from U.S. Federal income tax on gain realized on the sale of Fund shares, capital gains distributions from the Fund and amounts retained by the Fund that are designated as undistributed capital gains.

If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income distributions, capital gains distributions and any gain realized upon the sale of Fund shares will be subject to U.S. Federal income tax at the rates applicable to U.S. citizens or U.S. corporations.  A foreign corporate shareholder would also be subject to a branch profits tax.

In the case of a non-corporate foreign shareholder, the Fund may be required to withhold U.S. Federal income tax at a rate of 30% on distributions that are otherwise exempt from withholding (or taxable at a reduced treaty rate), unless the shareholder furnishes the Fund with proper notification of its foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty might be different from those described herein.

The tax rules of other countries with respect to distributions from the Fund can differ from the rules for U.S. Federal income taxation described above.  These foreign rules are not discussed herein.  Foreign shareholders are urged to consult their own tax advisors as to the consequences of foreign tax rules with respect to an investment in the Fund, distributions from the Fund, the applicability of foreign taxes and related matters.

State and Local Taxes

The tax rules of the various states of the U.S. and their local jurisdictions with respect to distributions from the Fund can differ from the rules for U.S. Federal income taxation described above.  These state and local rules are not discussed herein.  Shareholders are urged to consult their tax advisors as to the consequences of state and local tax rules with respect to an investment in the Fund, distributions from the Fund, the applicability of state and local taxes and related matters.

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Calculation of Performance Data

The Fund may, from time to time, advertise certain total return information.  The average annual total return of the Fund are computed by finding the average compounded rates of return over the 1-, 5-, and 10-year periods (or for the period of the Fund’s operations) that would equate the initial amount invested to the ending redeemable value (after adjusting for the reinvestment of any income dividends and capital gain distributions).  In particular, the average annual total returns of the Fund (“T”) are computed by using the redeemable value at the end of a specified period of time (“ERV”) of a hypothetical initial investment of $1,000 (“P”) over a period of time (“n”) according to the formula P (l+T)n = ERV.

Average annual total returns may also be calculated (i) after taxes on distributions and (ii) after taxes on distributions and redemption of the Fund’s shares at the end of the period.  The calculations assume deduction of all taxes due on such Fund distributions.  The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of the Fund’s shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption.  After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution.  The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions).  The tax rates may vary over the course of the measurement period.  State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax.  Actual after-tax returns will depend on an investor’s tax situation and may differ from those shown.  The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.  The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

In addition, the Fund may advertise other total return performance data (“Nonstandardized Return”).  Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation) and it assumes reinvestment of all dividends and capital gain distributions.  Nonstandardized Return may consist of a cumulative percentage of return, actual year-by-year rates or any combination thereof.

From time to time, the Fund may advertise its yield.  A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

Yield = 2[(a-b/cd + 1)6 - 1]

Where:
a = dividends and interest earned during the period
b = expenses accrued for the period (net of reimbursements)
c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d = the maximum offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that the Fund owns the security.  Generally, interest earned (for the purpose of “a” above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest).

The Fund’s performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance.  In particular, the Fund may compare its performance to the MSCI Emerging Markets Index, which is generally considered to be representative of the performance of large and mid capitalization companies across 23 emerging markets countries.  Comparative performance may also be expressed by reference to rankings or broad groups of mutual funds, as prepared or tracked and published by mutual fund monitoring services, such as Lipper or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals.  Performance comparisons may be useful to investors who wish to compare the Fund’s past performance to that of other mutual funds and investment products.  Of course, past performance is not a guarantee of future results.

25

•	Lipper ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

•	Morningstar, Inc. rates mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for one month.

Investors may use such indices and averages in addition to the Fund’s Prospectus to obtain a more complete view of the Fund’s performance before investing.  Of course, when comparing the Fund’s performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons.  When comparing funds using reporting services or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price.  Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods.  The total returns represent the historic change in the value of an investment in the Fund assuming reinvestment of dividends and distributions over a specified period of time.

From time to time the Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation.  The Fund may also disclose from time to time information about portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as Standard & Poor’s Ratings Services and Moody’s Investors Service, Inc.).  The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators.  The Fund may also present performance and other investment characteristics, such as volatility or a temporary defensive posture, in light of the Adviser’s view of current or past market conditions or historical trends.  The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children’s education, or other future needs.

Other Matters

General

General Information

The Cutler Trust was organized as a business trust under the laws of the State of Delaware on October 2, 1992.  The Trust has operated under that name and as an investment company since that date.

The Trust is registered as an open-end, management investment company under the 1940 Act.  The Trust offers three series of shares of beneficial interest, the Cutler Equity Fund, the Cutler Fixed Income Fund (formerly, the Cutler Income Fund) and the Fund.  Each Fund is diversified as that term is defined by the 1940 Act.  The Trust has an unlimited number of authorized shares of beneficial interest.  The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate series and may divide series into classes of shares; the costs of doing so will be borne by the Trust.

The Trust will continue indefinitely until terminated.

Shareholder Voting and Other Rights

Each share of the Fund has equal dividend, distribution, liquidation and voting rights, and fractional shares have those rights proportionately.  Delaware law does not require the Fund to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by Federal or state law.  There are no conversion or preemptive rights in connection with shares of the Fund.

All shares, when issued in accordance with the terms of this offering, will be fully paid and nonassessable.

A shareholder in the Fund is entitled to the shareholder’s pro rata share of all distributions arising from the Fund’s assets and, upon redeeming shares, will receive the portion of the Fund’s net assets represented by the redeemed shares.

Shareholders owning 25% or more of the Fund’s outstanding shares may, as set forth in the Trust Instrument, call meetings of the Fund for any purpose related to the Fund, including, in the case of a meeting of the Fund, the purpose of voting on removal of one or more Trustees.

26

Certain Reorganization Transactions

The Fund may be terminated upon the sale of its assets to, or merger with, another open-end, management investment company or series thereof, or upon liquidation and distribution of its assets.  Generally such terminations must be approved by the vote of the holders of a majority of the outstanding shares of the Fund.  However, the Trustees may, without prior shareholder approval, change the form of organization of the Fund by merger, consolidation or incorporation.

Codes of Ethics

The Trust, the Adviser and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act.  These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund.

Proxy Voting Policies

The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Fund intends to vote proxies relating to portfolio securities.  The Proxy Voting Policies and Procedures of the Trust and the Adviser are attached to this SAI as Appendix B.  Information regarding how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling (888) CUTLER4, or on the SEC’s website at http://www.sec.gov.

Ownership of Fund Shares

Because the Fund is newly organized, no shareholders own 5% or more of the outstanding shares of the Fund as of the date of this SAI. A shareholder owning of record or beneficially more than 25% of a Fund’s outstanding shares may be considered a controlling person.  That shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting than the vote of other shareholders.

Limitations on Liability of Shareholders, Trustees and Officers

Delaware law provides that the Fund’s shareholders are entitled to the same limitations of personal liability extended to stockholders of private corporations for profit.

The Bylaws of the Trust provide that the Trustees and officers shall be indemnified to the fullest extent permitted by applicable laws.  However, any Trustee or officer will not be protected against liability to the Fund or the Fund’s shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Registration Statement

This SAI and the Prospectus do not contain all the information included in the Trust’s registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby.  The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. or obtained on the SEC’s website at http://www.sec.gov.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents are not necessarily complete and, in each instance, are qualified by, and reference is made to the copy of such contract or other documents filed as exhibits to the registration statement.

Financial Statements

The Fund is newly organized and therefore no financial information is included in this SAI.  You may request a copy of the Fund’s Annual and Semi-Annual Report, once available, at no charge by calling the Fund at (888) CUTLER4.

27

Appendix A: Description of Securities Ratings

Corporate Bonds (Including Convertible Bonds)

Moody’s Investors Service, Inc.

Aaa
Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa
Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than the Aaa securities.

A
Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa
Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba
Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B
Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca	Ca Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C	Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Note
Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Standard & Poor’s Ratings Services

AAA	An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.
AA	An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.
A
An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Note
Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, large uncertainties or major exposures to adverse conditions may outweigh these.

BB
An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated CC is currently highly vulnerable to nonpayment.
C	The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.
D
An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Note	Plus (+) or minus (-). The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

The ‘r’ symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns that are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

Fitch Ratings

AAA
Highest credit quality.  ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
Very high credit quality. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
High credit quality. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
Good credit quality. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB
Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B
Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C
High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC’ rating indicates that default of some kind appears probable. ‘C’ ratings signal imminent default.

DDD, DD, D
Default. Securities are not meeting current obligations and are extremely speculative. ‘DDD’ designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, ‘DD’ indicates expected recovery of 50% – 90% of such outstanding amounts and ‘D’ the lowest recovery potential, i.e. below 50%.

Preferred Stock

Moody’s Investors Service, Inc.

aaa
An issue that is rated “aaa” is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa
An issue that is rated “aa” is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

a
An issue which is rated “a” is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater then in the “aaa” and “aa” classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

b
An issue that is rated “b” generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa	An issue that is rated “caa” is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca	An issue that is rated “ca” is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.
c	This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.
Note
Moody's applies numerical modifiers 1, 2, and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor’s Ratings Services

AAA	This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.
AA
A preferred stock issue rated AA also qualifies as a high-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A
An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB
An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB, B, CCC
Preferred stock rated BB, B, and CCC is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest. While such issues will likely have some quality and protective characteristics, large uncertainties or major risk exposures to adverse conditions outweigh these.

CC	The rating CC is reserved for a preferred stock issue that is in arrears on dividends or sinking fund payments, but that is currently paying.
C	A preferred stock rated C is a nonpaying issue.
D	A preferred stock rated D is a nonpaying issue with the issuer in default on debt instruments.
N.R.	This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.
Note
Plus (+) or minus (-).  To provide more detailed indications of preferred stock quality, ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Short Term Ratings

Moody’s Investors Service, Inc.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:
Prime-1
Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

• Leading market positions in well-established industries.
• High rates of return on funds employed.
• Conservative capitalization structure with moderate reliance on debt and ample asset protection.
• Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
• Well-established access to a range of financial markets and assured sources of alternate liquidity.
Prime-2
Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3
Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime	Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor’s Ratings Services

A-1
A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2
A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3
A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B
A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C
A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D
A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Fitch Ratings

F1
Obligations assigned this rating have the highest capacity for timely repayment under Fitch’s national rating scale for that country, relative to other obligations in the same country. This rating is automatically assigned to all obligations issued or guaranteed by the sovereign state. Where issues possess a particularly strong credit feature, a “+” is added to the assigned rating.

F2
Obligations supported by a strong capacity for timely repayment relative to other obligors in the same country. However, the relative degree of risk is slightly higher than for issues classified as ‘F1’ and capacity for timely repayment may be susceptible to adverse change sin business, economic, or financial conditions.

F3
Obligations supported by an adequate capacity for timely repayment relative to other obligors in the same country. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

B
Obligations for which the capacity for timely repayment is uncertain relative to other obligors in the same country. The capacity for timely repayment is susceptible to adverse changes in business, economic, or financial conditions.

C	Obligations for which there is a high risk of default to other obligors in the same country or which are in default.

Appendix B: Proxy Voting Policies and Procedures

CUTLER INVESTMENT COUNSEL, LLC
PROXY VOTING POLICIES & PROCEDURES

ESTABLISHED AUGUST 20, 2003
Amended March 10, 2006
Amended May 20, 2008
Amended December 29, 2009

SEC rule 206(4)-6 requires each investment adviser that votes proxies for its clients to have Proxy Voting Policies and Procedures. The Department of Labor requires that an investment adviser vote proxies for ERISA plan securities, unless the voting right has been expressly reserved to the plan trustees or other plan fiduciary.  Cutler Investment Counsel, LLC (“Cutler”) votes proxies for all of our clients unless the client relieves us of that responsibility in writing. Accordingly, we advise the custodian to forward all proxies to us. We retain final authority and fiduciary responsibility for proxy voting.

The rule requires that we describe how we address material conflicts between our interests and those of our clients with respect to proxy voting.  Cutler votes securities based on a pre-determined policy assuming the decision involves little or no discretion.  We recognize, however, that under certain circumstances we may have a conflict of interest in voting proxies on behalf of a fund or other client.  A “conflict of interest,” means any circumstance when Cutler, a fund advised by us, the principal underwriter of the fund, or one or more of their affiliates (including officers, directors and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of fund shareholders in how proxies of that issuer are voted.

In the event of such a conflict of interest, we will vote proxies relating to such issuers in accordance with the following procedures:

(i)         Routine Matters Consistent with Policies.  Cutler may vote proxies for routine matters in accordance with these policies.

(ii)        Immaterial Conflicts.  Cutler may vote proxies in accordance with these Policies if it is determined that the conflict of interest is not material.  A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence Cutler’s decision-making in voting a proxy.  Materiality determinations will be based upon an assessment of the particular facts and circumstances.

(iii)       Material Conflicts and Non-Routine Matters.  If, with respect to any proxy to be voted on behalf of a series of the Cutler Trust (the “Trust”)(a “Fund”), Cutler believes that (A) it has a material conflict and (B) that the issue to be voted upon is non-routine or is not covered by these policies, then —

Cutler shall contact the proxy administrator for review and determination.  In the event that the proxy administrator determines that he/she has a conflict of interest, the proxy administrator shall submit the matter for determination to a member of the Board of Trustees of the Trust (the “Board”) who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended.  In making a determination, the proxy administrator or the Board member will consider the best interests of Fund shareholders and may consider the recommendations of independent third parties that evaluate proxy proposals.

B-1

If, with respect to any proxy to be voted on behalf of any other clients, Cutler believes that (A) it has a material conflict and (B) that the issue to be voted upon is non-routine or is not covered by these policies, then we would suggest the client engage a third party to vote their proxies.

The rule also requires us to disclose information to our client about our procedures and policies, and how the client may obtain information on how we voted their proxies.  This disclosure is provided annually to clients as part of their ADV offering.  We will send to our clients upon verbal or written request a copy of our policies and procedures or any request on how we voted their proxies.

The proxy materials voted by us are logged by the operations department proxy administrator when received.  The proxy statement is distributed to an appropriate investment manager, who reviews the proxy, and marks the appropriate vote according to our policies. Any comments by the investment manager are noted on the proxy material.  Any unusual or controversial issues are discussed with the Investment Committee. A permanent record of all votes is retained.

The proxy administrator reconciles on a regular basis proxies received against holdings on the record date of client accounts to ensure that all shares held on the record date are voted.  The proxy administrator is responsible for overseeing the proxy voting process to ensure that proxies are voted in accordance to the guidelines provided in these proxy voting policies and procedures.  The proxy administrator also will, from to time, periodically review these policies and industry trends in comparable proxy voting policies and procedures.  The proxy administrator may recommend, as appropriate, revisions to update these policies.

As described further below, after an initial review, we will generally vote with management on routine matters related to the operation of the company and not expected to have a significant economic impact on the company or shareholders.  We review and analyze on a case-by-case basis, non-routine proposals that are more likely to affect the structure and operation of the issuer and to have a greater impact on the value of the investment.  We review and consider corporate governance issues related to proxy matters and generally support proposals that foster good corporate governance practices.

Regarding special interest issues we may consider the following factors when developing a position: (i) the long-term benefit to shareholders of promoting corporate accountability and responsibility on social issues; (ii) management’s responsibility with respect to special interest issues; (iii) any economic costs and restrictions on management; and (iv) the responsibility to vote proxies for the greatest long-term shareholder value.

Since the quality and depth of management is a primary factor considered when investing in an issuer, the recommendation of the issuer’s management on any issue will be given substantial weight.  However, the position of the issuer’s management will not be supported in any situation where it is determined not to be in the best interests of the Fund’s shareholders.

a)         Routine Matters

(i)         Election of Directors.  Proxies should be voted for a management-proposed slate of directors unless there is a contested election of directors or there are other compelling corporate governance reasons for withholding votes for such directors.  Management proposals to limit director liability consistent with state laws and director indemnification provisions should be supported because it is important for companies to be able to attract qualified candidates.

(ii)        Appointment of Auditors.  Management recommendations will generally be supported.

(iii)       Changes in State of Incorporation or Capital Structure.  Management recommendations about reincorporation should be supported unless the new jurisdiction in which the issuer is reincorporating has laws that would materially dilute the rights of shareholders of the issuer.  Proposals to increase authorized common stock should be examined on a case-by-case basis.  If the new shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of outstanding shares upon issuance, then such proposals should be evaluated to determine whether they are in the best interest of the Fund’s shareholders.

B-2

b)         Non-routine Matters

(i)         Corporate Restructurings, Mergers and Acquisitions.  These proposals should be examined on a case-by-case basis because they are an extension of an investment decision.

(ii)        Proposals Affecting Shareholder Rights.  Proposals that seek to limit shareholder rights, such as the creation of dual classes of stock, generally should not be supported.

(iii)       Anti-takeover Issues.  Measures that impede takeovers or entrench management will be evaluated on a case-by-case basis taking into account the rights of shareholders and the potential effect on the value of the company.

(iv)       Executive Compensation.  Although management recommendations should be given substantial weight, proposals relating to executive compensation plans, including stock option plans, should be examined on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned.

(v)        Social and Political Issues.  These types of proposals should generally not be supported if they are not supported by management unless they would have a readily- determinable, positive financial effect on shareholder value and would not be burdensome or impose unnecessary or excessive costs on the issuer.

Proxy ballots sometimes contain a proposal granting the board authority to “transact such other business as may properly come before the meeting.”  We may consider the following factors when developing a position on this issue: (i) the board is limited to what actions it may legally take with such authority; and (ii) our responsibility to consider actions before supporting them.

There are many other issues that may be on a company’s proxy.  Whatever those issues are, we act prudently, solely in the interest of the client.  Furthermore, to act prudently in the voting of proxies we must consider those factors which would affect the value of the plan’s investment.

As stated in SEC books and records rule 204-2 we retain the following:

•	Copy of proxy voting policies and procedures
•	A copy of each proxy voting statement received regarding client securities.
•	A record of each vote cast on behalf of a client
•	A copy of any document created by Cutler that was material to making a decision how to vote proxies for a client or that memorializes the basis for that decision
•	A copy of each written client request for voting information and a copy of any written response to a client request.

Two years of the above records are kept in the office of the adviser.  Five years are kept either in the office or off site at a storage unit.  Form N-PX shall be filed with the SEC in a timely manner. Proxy votes will be reviewed at quarterly Investment Committee meetings.

Client accounts managed by sub-advisor relationships will be voted by Cutler and in accordance with the sub-advisor’s proxy policies and procedures.  In the circumstance of securities owned by both sub-advisor and Cutler managed accounts, the proxies should be voted in accordance with Cutler's policy, with exceptions determined by the appropriate proxy administrator.

B-3